             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                      ________________


                          FORM 8-K


                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)May 23, 2000


        DEAN WITTER REALTY INCOME PARTNERSHIP III, L.P.
     (Exact name of registrant as specified in its charter)


           Delaware                    0-18146           13-
3293754
(State or other jurisdiction       (Commission (I.R.S. Employer
   of  incorporation)           File Number)  Identification
No.)


  Two World Trade Center, New York, New York             10048
   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code(212) 392-1054


         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to a Purchase and Sale Agreement dated as of April 4, 2000, as amended (the "Agreement"), Taxter Park Associates ("TPA") sold the land and buildings which comprise Taxter Corporate Park (the "Property") on May 23, 2000 to a subsidiary of Mack-Cali Realty Corporation (the "Purchaser"), an unaffiliated party, for a negotiated sale price of $42.725 million. In connection with the sale, TPA acquired from DW Taxter Special Corp, an affiliate, and conveyed to the Purchaser certain interests in the Property, including interests that the affiliate had acquired from KLM Royal Dutch Airlines, for $6.75 million, in February 1999. Of the $42.725 million, TPA will remit $6.75 million of the sale proceeds to the affiliate in connection with the transaction.

TPA is owned 44.6% by Dean Witter Realty Income Partnership III, L.P. (the "Partnership"), 40.6% by Dean Witter Realty Income Partnership IV, L.P., an affiliated public partnership, and 14.8% by Dean Witter Realty Income Partnership II, L.P., an affiliated public partnership.

The purchase price was paid in cash at closing. At closing, the Partnership received approximately $14.8 million representing its 44.6% share of the cash received by TPA, net of its share of TPA's closing costs, the amount of the obligation owed to the affiliate and other deductions.

Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

On a pro forma basis, if the sale of the Property had been consummated on January 31, 2000, the Partnership's
Consolidated Balance Sheet as of such date would have reflected an increase in cash and cash equivalents from $2.0 million to $16.8 million, the elimination of the $6.8 million investment in joint venture, a decrease in other assets from $1.0 million to $0.9 million, an increase in accounts payable and accrued liabilities from $0.3 million to $0.4 million and an increase in partner's capital from $9.5 million to $17.3 million.

For the Consolidated Income Statement for the quarter ended January 31, 2000, if the Property was sold on November 1,
1999, the equity in earnings of joint venture of approximately $145,000 would have been eliminated and the Partnership would have incurred a net loss of approximately $110,000($0.19 per limited partnership unit).

For the Consolidated Statement of Operations for the year ended October 31, 1999, if the Property was sold on November 1, 1998, the equity in earnings of joint venture would have decreased from approximately $815,000 to $97,000 and net loss would have increased from $2.3 million ($4.80 per limited partnership unit) to $3.0 million ($6.02 per limited partnership unit).

The   pro  forma  adjustments  to  the  Consolidated   Income
Statement and Consolidated Statement of Operations exclude the Partnership's share of the non-recurring gain on the sale of the Property.

(c)  Exhibits

     (1) Purchase and Sale Agreement Dated as of April 4, 2000 between Taxter Park Associates as Seller, DW Taxter Special Corp. as Sublandlord and Mack-Cali Realty Acquisition
        Corporation as Purchaser.

     (2)  First Amendment to Purchase and Sale Agreement as of May
        3, 2000 between Taxter Park Associates as Seller, DW Taxter Special Corp. as Sublandlord and Mack-Cali Realty Acquisition Corp. as Purchaser.

     (3)  Second Amendment to Purchase and Sale Agreement as of
        May 11, 2000 between Taxter Park Associates as Seller, DW
        Taxter Special Corp. as Sublandlord and Mack-Cali Realty
        Acquisition Corp. as Purchaser.

     (4) Third Amendment to Purchase and Sale Agreement as of May 17, 2000 between Taxter Park Associates as Seller, DW Taxter Special Corp. as Sublandlord and Mack-Cali Realty Acquisition Corp. as Purchaser.

     (5)  Fourth Amendment to Purchase and Sale Agreement as of
        May 18, 2000 between Taxter Park Associates as Seller, DW
        Taxter Special Corp. as Sublandlord and Mack-Cali Taxter-
        Associates L.L.P. as Purchaser.

     (6)  Termination, Assignment and Recognition Agreement as of
        May 23, 2000 between Taxter Park Associates, DW Taxter
        Special Corp., Mack-Cali Realty Acquisition Corp. and KLM
        Royal Dutch Airlines.

     (7)  Termination Agreement as of May 23, 2000 between Taxter
        Park Associates and DW Taxter Special Corp.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DEAN WITTER REALTY INCOME
PARTNERSHIP                     III, L.P.

                         By:    Dean Witter Realty Income
Properties                      III, Inc.
                            Managing General Partner




Date:                    June 6, 2000
By: /c/ Charles M. Charrow
                            Charles M. Charrow
                            Controller
                            (Principal Financial and
                            Accounting Officer)

                 PURCHASE AND SALE AGREEMENT

     PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of the 4th day of April, 2000, by and between TAXTER PARK ASSOCIATES, a New York general partnership, having an office c/o Dean Witter Realty Inc., Two World Trade Center, 64th Floor, New York, New York 10048, (the "Seller"), DW TAXTER SPECIAL CORP., a Delaware corporation having an office c/o Dean Witter Realty Inc., Two World Trade Center, 64th Floor, New York, New York 10048 (the "Sublandlord") and MACK-CALI REALTY ACQUISITION CORPORATION, a Delaware corporation, having an office at 11 Commerce Drive, Cranford, New Jersey 07016 (the "Purchaser").

                     W I T N E S S E T H

     WHEREAS, the Seller is the owner of the real property known and numbered as 555 and 565 Taxter Road, Elmsford, New
York consisting of two (2) six (6) story office buildings commonly referred to as Taxter Corporate Park; and

     WHEREAS, the Seller, as successor in interest to Dean Witter Realty, Inc., is a party to that certain Agreement Granting Lease, dated as of October 23, 1987 (the "Overlease") among Dean Witter Realty Inc., KLM Royal Dutch Airlines, a Netherlands Corporation ("KLM"), and URBCO, Inc., pursuant to which KLM was granted a leasehold interest in a portion of the Buildings (the "Leased Premises") more particularly described in the Overlease; and

     WHEREAS, Sublandlord and KLM entered into that certain sublease dated February 5, 1999 (the "KLM Lease") pursuant to which KLM agreed to lease from Sublandlord and Sublandlord agreed to lease to KLM a certain portion of the Leased Premises located at the Property; and

     WHEREAS, Sublandlord acquired the tenant's interest in the Overlease from KLM pursuant to a certain Assignment and Assumption of Lease dated as of February 8, 1999; and

     WHEREAS, the Seller and the Purchaser have entered into negotiations wherein the Purchaser expressed its intent to purchase the Property from the Seller and the Seller expressed its intent to sell the Property to the Purchaser; and

     WHEREAS, the Seller and the Purchaser now desire to enter into an agreement whereby, subject to the terms and conditions contained herein, the Seller shall sell the Property to the Purchaser and the Purchaser shall purchase the Property from the Seller; and

     WHEREAS, in connection with the sale of the Property to the Purchaser, Seller and Sublandlord wish to terminate the Overlease; and

     WHEREAS, in connection with the sale of the Property to Purchaser, Seller wishes to acquire from Sublandlord and Sublandlord wishes to convey to Seller its interest under the KLM Lease; and

     WHEREAS, subsequent to the termination of the Overlease, the KLM Lease shall be a direct lease by and between Seller and KLM; and

     WHEREAS, subsequent to the execution and delivery of the A & A Agreements (as hereinafter defined) at Closing (as hereinafter defined) Seller, KLM and Purchaser wish to acknowledge and agree that the KLM Lease shall be a direct lease by and between Purchaser, as landlord, and KLM, as tenant;

     NOW, THEREFORE, in consideration of ten ($10.00) dollars and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, it is hereby agreed by the parties hereto as follows:
     1.  Sale of the Property.

The  Seller  agrees to sell and convey to the Purchaser,  and the Purchaser agrees to purchase from the Seller, at the price and upon the terms and conditions set forth in this Agreement, all those certain plots, pieces and parcels of land described in Schedule 1 hereto (the "Land"), together with (i) all buildings and other improvements (including, without limitation the two (2) office buildings situated on the Land) (collectively, the "Buildings"), (ii) all easements, rights of way, reservations, privileges, appurtenances, and other estates and rights of the Seller pertaining to the Land and the Buildings, (iii) all right, title and interest of the Seller in and to all fixtures, machinery, equipment, supplies and other articles of personal property attached or appurtenant to the Land or the Buildings, or used in connection therewith (collectively, the "Personal Property"), and (iv) all right, title and interest of the Seller, if any, in and to the trade names of the Buildings (the Land, together with all of the foregoing items listed in clauses (i)-(iv) above being hereinafter sometimes referred to as the "Property").
          1.1.  Excluded Property.

          Specifically excluded from the Property and this sale are all items of personal property not described in
     Section 1 (and all personal property of tenants under the Leases) and the items described in Schedule 2 annexed hereto and made a part hereof.
          1.2.  Closing Date.

          The delivery of the Deed and the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Bingham Dana LLP, 399 Park Avenue, New York, New York 10022-4689, at 10:00 A.M. on May 2, 2000 or the date which is ten (10) days after the end of the Due Diligence Period unless such day is not a day on which the office of the Clerk of the County of Westchester, Division of Land Records (the "Recorders Office") of Westchester County, New York is open for business, in which case, the Closing shall take place on the next day on which such Recorder's Office is open or such earlier or later date as the Seller and Purchaser may agree in writing (the "Closing Date"). Notwithstanding the foregoing sentence, Purchaser shall have one (1) option to extend the Closing Date for ten
     (10) days, provided Purchaser delivers to Seller written notice of its intent to exercise such option no later than May 2, 2000 or the date which is ten (10) days after the end of the Due Diligence Period.
     2.  Purchase Price.

     The  purchase price to be paid by the Purchaser  to  the
Seller for the Property (the "Purchase Price") is Forty-Three
Million  and     No/100  Dollars  ($43,000,000)  payable   as
follows:

          (a) Eight Hundred Fifty Thousand and No/100 Dollars ($850,000) (the "Downpayment") shall be payable simultaneously with the execution and delivery of this Agreement, by delivery to Commonwealth Land Title Insurance Company (the "Escrow Agent") of
     a certified or bank check drawn on or by a bank which is a member of the New York Clearing House Association (a "Clearing House Bank") or by wire transfer of immediately available funds to the Escrow Agent's account as set forth in the Escrow Agreement. The Downpayment shall be held and disbursed by the Escrow Agent in accordance with the terms of Section 15 and the Escrow Agreement. At the Closing, the Deposit shall be delivered to the Seller and such amount shall be credited against the portion of the Purchase Price payable pursuant to Section 2(b);

          (b) Upon the Closing, the balance of the Purchase Price (i.e., the Purchase Price minus the credit set forth in Section 2(a) above), plus or minus the apportionments set forth in Section 3, shall be paid by bank wire transfer of immediately available funds to the Seller's account or to the account or accounts of such other party or parties as may be designated by the Seller in writing to Purchaser at least two (2) business day prior to the Closing Date.


     3. Apportionments

     The  following shall be apportioned between  the  Seller
and  the Purchaser at the Closing as of 11:59 p.m. of the day
preceding      the Closing Date (the "Adjustment Date"):

          (a) fixed or base rents ("Rents") which have been prepaid, security deposits referred to in Section 8(e), Rents collected for the month in which the Closing occurs and Additional Rents and other amounts paid by tenants applicable to periods which expire after the Closing Date, which have been received by Seller;

          (b) real estate taxes, special assessments (but only any installment relating to the period in which the Adjustment Date occurs), water charges, sewer rents and charges and vault charges, if any, on the basis of the fiscal years (or applicable billing period if other than a fiscal year), respectively, for which same have been assessed;

          (c) value of prepaid fuel belonging to the Seller stored on and used for the Property, at the Seller's cost, including any taxes, on the basis of a statement from the Seller's suppliers;

          (d) charges and payments under Contracts that are being assigned to the Purchaser pursuant to the terms of this Agreement and listed on Schedule 3 hereto or permitted renewals or replacements thereof;

          (e)    any   prepaid   items,  including,   without
     limitation, fees for licenses which are transferred to the Purchaser at the Closing and annual permit and inspection fees;

          (f)   utilities, to the extent required by  Section
     3.4;

          (g) deposits with telephone and other utility companies, and any other persons or entities who supply goods or services in connection with the Property if same are assigned to the Purchaser at the Closing;

          (h) personal property taxes, if any, on the basis of the fiscal year for which assessed;

          (i) all other revenues from the operation of the Property other than Rents and Additional Rents (including, without limitation, parking charges, tenant direct electrical reimbursements, HVAC overtime charges, and telephone booth and vending machine revenues);

          (j)   New  Lease  Expenses as provided  in  Section
     10.1.2; and

          (k) outstanding tenant improvement obligations in connection with those Leases listed on Schedule 12 hereto, whereby any tenant improvement obligations remaining at Closing shall be a credit to Purchaser against the Purchase Price at Closing;

          (l)    such   other   items  as   are   customarily
     apportioned between sellers and purchasers of real properties of a type similar to the Property and located in Westchester County, New York.
          3.1.  Taxes.

          If the amount of real estate taxes, special assessments or other taxes for the Property for the fiscal year during which the Closing occurs is not finally determined at the Adjustment Date, such taxes shall be apportioned on the basis of the full amount of the assessment for such period (or the assessment for the prior tax period if the assessment for the current tax period is not then known) and the rate for the immediately prior tax year, and shall be reapportioned as soon as the new tax rate and valuation, if any, has been finally determined. If any taxes which have been apportioned shall subsequently be reduced by abatement, the amount of such abatement, less the cost of obtaining the same and after deduction of sums payable to tenants under Leases or expired or terminated Leases, shall be equitably apportioned between the parties hereto.
          3.2.  Rents.
               3.2.1.  Arrearages.

               If on the Closing Date any tenant is in arrears in the payment of Rent or has not paid the Rent payable by it for the month in which the Closing occurs (whether or not it is in arrears for such month on the Closing Date), any Rents received by the Purchaser or the Seller from such tenant after the Closing shall be applied to amounts due and payable by such tenant during the following
          periods   in  the  following  order  of   priority:
          (i)  first,  to  the  month in  which  the  Closing
          occurred, (ii) second, to
          the current month, and (iii) third, to the months in which any arrearages exist, paying off the most recent arrears first. If Rents or any portion thereof received by the Seller or the Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party (to the extent not collected from or reimbursed by tenants). At Closing, Seller shall deliver to Purchaser a schedule of any Rents in arrears as of the Closing Date.
               3.2.2.  Additional Rents.

               If any tenants are required to pay percentage rent, escalation charges for real estate taxes, parking charges, operating expenses and maintenance escalation charges, cost-of-living increases, utility, sewer or water charges or other charges, however characterized ("Additional Rents") and any Additional Rents are collected by the Purchaser from a tenant after the Closing Date, then the Purchaser shall promptly apply such sums received from such tenant during the following periods in the following order of priority: (i) first, to the month in which the Closing occurred, (ii) second, to the current month, and (iii) third, to the months in which any arrearages exist, paying off the most recent arrears first. If Additional Rents or any portion thereof received by the Seller or the Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party (to the extent not collected from or reimbursed by tenants). At the Closing, Seller shall deliver to
          Purchaser a list of Additional Rent billed to tenants for the calendar year in which the Closing occurs (both on a monthly basis and in the aggregate), the basis for which the monthly amounts are being billed and the amounts incurred by Seller on account of the components of Additional Rent for such calendar year. Upon the reconciliation by
          Purchaser of the Additional Rents billed to Tenants, and the amounts actually incurred for such calendar year, Seller and Purchaser shall be liable for overpayments of Additional Rents, and shall be entitled to payments from Tenants, as the case may be, on a pro-rata basis based upon each party's period of ownership during such calendar year. To the extent Seller is liable for an overpayment, it shall make such overpayment to Purchaser within thirty (30) days after request, for further distribution by Purchaser to the tenants, as applicable.
               3.2.3.  Collection After the Closing.

               After  the Closing, the Seller shall  continue
          to have the right, in its own name, to demand payment of and to collect Rent and Additional Rent arrearages owed to the Seller by any tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any tenant; provided, however, Seller shall be limited to a contract action for recover of monies only, and under no circumstances shall Seller be permitted to bring an action for eviction,  ouster  or removal  of  any  tenant  the
          Purchaser agrees to cooperate with the Seller for all reasonable respects and at no cost or expense to Purchaser, in connection with such efforts by the Seller to collect such Rents and Additional Rents and to take all steps, whether before or after the Closing Date, as may be reasonably necessary to carry out the intention of the foregoing, including, without limitation, the delivery to the Seller, upon demand, of any relevant books and records (including any Rent or Additional Rent statements, receipted bills and copies of tenant checks used in payment of such Rent or Additional Rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Rents and Additional Rents by the Seller. If for any fiscal period which includes the Adjustment Date tenants are paying Additional Rent based upon estimates prepared by the Seller, such Additional Rents shall be reapportioned when the actual expenses for the fiscal period are known.
          3.3.  Water.

          If there is a water meter on the Property, the Seller shall furnish a reading to a date not more than thirty (30) days prior to the Closing Date, and the unfixed water charges and sewer rent, if any, based thereon for the intervening time shall be apportioned on the basis of such last reading.
          3.4.  Utilities.

          The Seller will use all commercially reasonable efforts to obtain final cut-off readings of fuel, telephone, electricity, and gas to be made as of the Adjustment Date. The Seller shall pay the bills based on such readings promptly after the same are rendered. If arrangements cannot be made for any such cut-off reading, the parties shall apportion the charges for such services on the basis of the bill therefor for the most recent billing period prior to the Adjustment Date, and when final bills are rendered for the period which includes the Adjustment Date the Seller and Purchaser shall promptly readjust the apportionments in accordance with such final bills.
          3.5.  Post-Closing Adjustments.

          The items set forth in this Section 3 shall be apportioned at the Closing by payment of the net amount of such apportionments to the Seller in the manner set forth herein for the payment of the Purchase Price if the net apportionment is in favor of the Seller or by a credit against the Purchase Price if the net apportionment is in favor of the Purchaser. However, if any of the items subject to apportionment under the foregoing provisions of this
     Section 3 cannot be apportioned at the Closing because of the unavailability of the information necessary to compute such apportionment, or if any errors or omissions in computing apportionments at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period of one year after the Closing Date. Notwithstanding any of the foregoing provisions of this Section 3.5 to the contrary, the
     Purchaser and the Seller agree that the one year limitation set forth in this Section 3.5 shall not apply to the parties' obligations under Sections 3.1 and 3.2 and that such obligations shall survive the Closing for the period of the statute of limitations in connection with such claims.

          3.6.  Tax Certiorari.

          Seller hereby acknowledges that tax proceedings are currently pending for a reduction in the assessed valuation of the Property for fiscal tax years 1997, 1998, 1999 and 2000. Seller hereby covenants that it shall not, in connection with the proceedings referenced in the prior sentence, take any action which would have any affect on the assessed value of the Property for the fiscal tax years 2000 and later without the prior written consent of Purchaser, such consent not to be unreasonably withheld or delayed.
     4.  Due Diligence Period.

     Notwithstanding anything to the contrary contained herein, the Purchaser shall have a Thirty (30) day period commencing on the date hereof (the "Due Diligence Period") to examine title to the Property, to inspect the physical and financial condition of the Property and to review the
Property Information (including, without limitation, environmental reports). Neither the Purchaser nor the Purchaser's Representatives shall contact (i) any governmental authority or any of the Seller's vendors, employees, consultants or contractors prior to the Closing without first notifying the Seller, or (ii) any of Seller's tenants, without (a) obtaining the Seller's prior written consent in each instance, which consent shall not be reasonably withheld, conditioned or delayed and (b) arranging and scheduling each such meeting with Seller's tenants with Seller or Seller's on-site Property manager.


          4.1.  Access to the Property.

          During the Due Diligence Period, the Purchaser and the Purchaser's Representatives shall have the right to enter upon the Property for the sole purpose of inspecting the Property and making surveys, soil borings, engineering tests and other investigations, inspections and tests (collectively, "Investigations"), provided (i) the Purchaser shall give the Seller not less than two (2) business days' prior written notice before each entry, (ii) the first such notice shall include sufficient information to permit the Seller to review the scope of the proposed Investigations, and
     (iii) neither the Purchaser nor the Purchaser's Representatives shall permit any borings, drillings or invasive samplings to be done on the Property without the Seller's prior written consent, not to be unreasonably withheld, conditioned or delayed. Any entry upon the Property and all Investigations shall be during the Seller's normal business hours and at the sole risk and expense of the Purchaser and the Purchaser's Representatives, and Purchaser shall use all commercially reasonable efforts so as to minimize interference with the day-to-day operation of the Property. The Purchaser shall:

               (a) promptly repair any damage to the Property resulting from any such Investigations, refill and regrade any holes made in, or excavations of, any portion of the Property used for such Investigations so that the Property shall be in substantially the same condition as that which existed prior to such Investigations;

               (b)  fully comply with all Laws applicable  to
          the   Investigations  and  all   other   activities
          undertaken in connection therewith;

               (c)     permit   the   Seller   to   have    a
          representative present during all Investigations undertaken hereunder;

               (d) take all commercially reasonable actions and implement all commercially reasonable protections necessary to ensure that all actions taken in connection with the Investigations, and the equipment, materials, and substances generated, used or brought onto the Property pose no threat to the safety or health of persons or the environment, and cause no damage to the Property or other property of the Seller or other persons;

               (e) only in the event this Agreement is terminated, if requested by the Seller in writing, furnish to the Seller, at Seller's sole cost and expense, copies of all surveys, soil test results, engineering, asbestos, environmental and other studies and reports relating to the Investigations which the Purchaser shall obtain with respect to the Property;

               (f) maintain or cause to be maintained, at the Purchaser's expense, a policy of comprehensive general public liability insurance with a combined single limit of not less than $1,000,000 per occurrence for bodily injury and property damage, automobile liability coverage including owned and hired vehicles with a combined single limit of $1,000,000 per occurrence for bodily injury and property damage, and an excess umbrella liability policy for bodily injury and property damage in the minimum amount of $3,000,000, insuring the Purchaser and the Seller and certain of Seller's Affiliates listed on Schedule 4, as additional insureds, against any injuries or damages to persons or property that may result from or are related to (i) the Purchaser's and/or the Purchaser's Representatives' entry upon the Property, (ii) any Investigations or other activities conducted thereon by Purchaser or Purchaser's Representatives, and (iii) any and all other activities undertaken by the Purchaser and/or the Purchaser's Representatives in connection with the Property, and deliver evidence of such insurance policy to the Seller at the earlier of ten (10) days after the date of this Agreement or the first entry on the Property;

               (g)  indemnify  the Seller  and  the  Seller's
          Affiliates  and  hold the Seller and  the  Seller's
          Affiliates harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including without limitation reasonable attorneys' fees and disbursements), suffered or incurred by the Seller or any of the Seller's Affiliates to the extent arising out of or in connection with (i) any negligent or reckless acts or omissions of the Purchaser and/or Purchaser's Representatives during (A) the Purchaser and/or the Purchaser's Representatives' entry upon the Property or (B) any Investigations or other activities conducted thereon by the Purchaser or the Purchaser's Representatives, and
          (ii) any liens or encumbrances filed or recorded against the Property as a consequence of the Investigations or any other activities conducted thereon by the Purchaser or the Purchaser's Representatives. Notwithstanding the foregoing, in no event shall Purchaser indemnify Seller for any pre-existing conditions or findings, including, without limitation, any violation of Applicable Environmental Law or the existence of any Hazardous Substance discovered during the course of Purchaser's due diligence activities; and

               (h) not, at any time, contact or communicate with any tenant of the Property for any reason whatsoever without the prior written approval of the Seller, not to be unreasonably withheld, conditioned or delayed, which communications, whether by telephone, in writing or in person, Seller or its designee shall have the right to be present at or otherwise participate in.

          The provisions of this Section 4.1 shall survive the termination of this Agreement and the Closing.
          4.2.  Purchaser's Termination Notice.

          Subject to the provisions of the last paragraph of this Section 4.2, the Purchaser shall have the right to elect to terminate this Agreement by giving written notice (the "Purchaser's Termination Notice") of such election to the Seller at any time prior to 5:00 p.m. on the last day of the Due Diligence Period if the Purchaser shall determine (in the exercise of its sole and exclusive discretion) that Purchaser does not wish to purchase the Property.

          If for any reason whatsoever the Seller shall not have received the Purchaser's Termination Notice prior to the expiration of the Due Diligence Period, the Purchaser shall be deemed to have irrevocably waived the right of termination granted under this Section 4.2, and such right of termination shall be of no further force or effect.
          4.3.  Estoppel Certificates.

          Promptly after execution and delivery of this Agreement, the Seller agrees to use all commercially reasonable efforts to obtain an Estoppel Certificate from each tenant under a Lease (as hereinafter defined and with the exception of the Overlease) dated no earlier than thirty (30) days prior to Closing, but in no event shall it be deemed to be an obligation of the Seller under this Agreement to obtain executed Estoppel Certificates except for Estoppel Certificates from (i) all tenants who lease space in excess of 10% of the net rentable area of each of the Buildings, (ii) one-half of all other tenants at the Buildings, and (iii) the following tenants: (x) Nationwide Insurance; (y) Paging Network and (z) American Home Assurance. The Estoppel Certificates shall be in the form annexed hereto as Exhibit G and made a part hereof; provided, however, if any tenant is required or permitted under its Lease to make different statements in a certificate of such nature than are set forth in Exhibit G and Seller first requests that such tenant sign an Estoppel Certificate in the form of Exhibit G and such tenant declines, the Seller may modify the Estoppel Certificate for such tenant to set forth only the statements required under such tenant's Lease to be made by such tenant in such a certificate. If any tenant who is required to deliver an Estoppel Certificate pursuant to this Section 4.3 fails to deliver an Estoppel Certificate in the form required by this Agreement, Seller shall have the right to substitute in lieu thereof an estoppel certificate substantially in such form executed by Seller and such estoppel certificate shall be treated for all purposes as an Estoppel Certificate from such failing tenant. In the event that after the Closing the Seller obtains and delivers to the Purchaser an Estoppel Certificate from any tenant in the form required by this Section 4.3 for which the Seller has substituted an estoppel certificate executed by it at the Closing, then such Seller estoppel shall be of no further force and effect and the Seller shall thereafter have no liability under such Seller estoppel certificate.
     5.  Title.

     The Seller shall convey and the Purchaser shall accept title to the Property subject only to those matters set forth on Schedule 5 hereto (collectively the "Permitted Encumbrances"). The Purchaser has ordered at the Purchaser's expense, a commitment for an owner's fee title insurance policy with respect to the Property (the "Title Commitment") from Commonwealth Land Title Insurance Company (the "Title Company"), together with true and complete copies of all instruments giving rise to any defects or exceptions to title to the Property. Purchaser shall instruct the Title Company to send to Seller's counsel a copy of the Title Commitment and all related title exception documents to Seller upon receipt of same. The Seller has delivered to the Purchaser, an as-built survey which may, at Purchaser's option and expense be updated, ("Survey") of the Land and Buildings and prepared in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1992.

          5.1.  Unacceptable Encumbrances.

          If the Title Commitment or the Survey indicate the existence of any liens or encumbrances (collectively, "Liens") or other defects or exceptions in or to title to the Property other than the Permitted Encumbrances (collectively, the "Unacceptable Encumbrances") subject to which the Purchaser is unwilling to accept title and the Purchaser gives the Seller notice of the same within ten (10) business days after receipt of the Title Commitment and the Survey, the Seller shall undertake to eliminate the same (or to arrange for title insurance insuring against enforcement of such Unacceptable Encumbrances against, or collection of the same out of, the Property) subject to Section 5.2. The Purchaser hereby waives any right the Purchaser may have to advance as objections to title or as grounds for the
     Purchaser's refusal to close this transaction any Unacceptable Encumbrance which the Purchaser does not notify the Seller of within such ten (10) business day period unless (i) such Unacceptable Encumbrance was first raised by the Title Company subsequent to the date of the Title Commitment and the Survey, respectively, and (ii) the Purchaser shall notify the Seller of the same within ten (10) business days after the Title Company first notifies Purchaser of such Unacceptable Encumbrance. The Seller, in its sole discretion, may adjourn the Closing one or more times for up to sixty
     (60)  days  in  the  aggregate  in  order  to  eliminate
     Unacceptable Encumbrances.
          5.2.  Removal of Unacceptable Encumbrances.

          The Seller shall not be obligated to bring any action or proceeding, to make any payments or otherwise to incur any expense in order to eliminate Unacceptable Encumbrances not waived by the Purchaser or to arrange for title insurance insuring against enforcement of such Unacceptable Encumbrances against, or collection of the same out of, the Property; except that the Seller, at its sole cost and expense, shall satisfy and cure Unacceptable Encumbrances which are (i) mortgages, UCC-1 financing statements and past due real estate taxes and assessments secured by or affecting the Property, and
     (ii) judgments against the Seller or other Liens secured by or affecting the Property which judgments and other Liens can be satisfied by payment of liquidated amounts not to exceed $100,000 in the aggregate for all such judgments and other Liens. The Seller may eliminate any such Unacceptable Encumbrance by the payment of amounts necessary to cause the removal thereof of record, by bonding over such Unacceptable Encumbrance in a manner reasonably satisfactory to the Purchaser or by arranging for title insurance reasonably satisfactory to the
     Purchaser insuring against enforcement of such Unacceptable Encumbrance against, or collection of the same out of, the Property.

5.3  Options Upon Failure to Remove Unacceptable Liens.

          If the Seller is unable or is not otherwise obligated (pursuant to Section 5.2) to eliminate all Unacceptable Encumbrances not waived by the Purchaser, or to bond over in a manner reasonably satisfactory to the Purchaser any Unacceptable Encumbrances not waived by the Purchaser, or to arrange for title insurance reasonably acceptable to the Purchaser insuring against enforcement of such Unacceptable Encumbrances against, or collection of the same out of, the Property, and to convey title in accordance with the terms of this Agreement on or before the Closing Date (whether or not the Closing is adjourned as provided in Section 5.1), the Purchaser shall elect on the Closing Date, as its sole remedy for such inability of the Seller, either (i) to terminate this Agreement by notice given to the Seller pursuant to Section 14.1, in which event the provisions of Section 14.1 shall apply, or (ii) to accept title subject to such Unacceptable Encumbrances and receive no credit against, or reduction of, the Purchase Price.
          5.3.  Use of Purchase Price.

          If on the Closing Date there may be any Liens or other encumbrances which the Seller must pay or discharge in order to convey to the Purchaser such title as is herein provided to be conveyed, the Seller may use any portion of the Purchase Price to satisfy the same, provided:

               (a) the Seller shall deliver to the Purchaser or the Title Company, at the Closing, instruments in recordable form and sufficient to satisfy such Liens (plus penalties and interest, if any) or other encumbrances of record together with the cost of recording or filing said instruments; or

               (b) the Seller, having made arrangements with the Title Company, shall deposit with said company sufficient moneys (plus penalties and interest, if any) acceptable to said company to insure the obtaining and the recording of such satisfactions.
          5.4.  Franchise Taxes.

          Any franchise or corporate tax open, levied or imposed against the Seller or other owners in the chain of title that may be a Lien on the Closing Date shall not be an objection to title if the Title Company omits same from the title policy issued pursuant to the Title Commitment or excepts same but insures the Purchaser against collection thereof out of the Property.
          5.5.  Transfer Taxes; Title Insurance Premiums.

          At the Closing, the Seller shall pay all transfer and recording taxes (the "Transfer Tax Payments") imposed pursuant to the Laws of the State of New York or any other governmental authority in respect of the transactions contemplated by this Agreement by delivery to the Title Company of sufficient funds to pay such taxes together with any return (the "Transfer Tax Returns") required thereby which shall be duly executed, and acknowledged where necessary by the Seller and the Purchaser to the extent required by applicable law. At the Closing, the premiums due the Title Company to obtain title insurance policies in the form contemplated by the Title Commitment (as the same may be amended pursuant to this Agreement), the cost of obtaining the survey and other Closing-related expenses shall be paid in the manner set forth on Schedule 6 hereto. The provisions of this Section 5.6 shall survive for six months following the Closing Date.
          5.6.  Bulk Sales.

          The Closing shall be consummated without compliance with bulk sales laws. If by reason of any applicable bulk sales law, any claims are asserted by creditors of Seller related to periods prior to the Closing, such claims shall be the responsibility of Seller, and Seller shall jointly and severally indemnify, defend and hold harmless Purchaser (and their respective directors, officers, employees, affiliates, successors and assigns) from and against all losses or liabilities, if any, based upon, arising out of or otherwise in respect of the failure to comply with such bulk sales laws.
6. Representations and Warranties of the Seller.

     The Seller represents and warrants to the Purchaser as follows:

          (a) The Seller is a duly formed and validly existing general partnership organized under the laws of the State of New York and is qualified under the laws of the State of New York to conduct business therein.

          (b) The Seller has the full, legal right, power and authority to execute and deliver this Agreement and all documents now or hereafter to be executed by the Seller pursuant to this Agreement (collectively, the "Seller's Documents"), to consummate the transaction contemplated hereby, and to perform its obligations hereunder and under the Seller's Documents.

          (c) This Agreement and the Seller's Documents do not and will not contravene any provision of the partnership agreement of the Seller, any other agreements, documents or instruments to which the Seller is a party or may be bound, any judgment, order, decree, writ or injunction issued against the Seller, or, to the Seller's actual knowledge, any provision of any laws or governmental ordinances, rules, regulations, orders or requirements (collectively, the "Laws") applicable to the Seller. The consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by the Seller under any agreement to which the Seller or any of its assets are subject or bound and will not result in a violation of any Laws applicable to the Seller.

          (d) There are no leases, subleases, tenancies, licenses or other use or occupancy agreements affecting any portion of the Property on the date hereof, or any amendments or modifications thereof, except for those items listed in Schedule 7 annexed hereto and made a part hereof (collectively, the "Leases"). The copies of the Leases furnished by the Seller to the Purchaser are true and complete. To the Seller's actual knowledge, the Leases are in full force and effect, without any material default by the Seller and/or tenants thereunder. To the Seller's actual knowledge, except as listed on Schedule 7, the Seller has not given or received any notice of default which remains uncured or unsatisfied, with respect to any of the Leases. As of the Closing Date, all of the leasing commissions in connection with the Leases have been paid or satisfied.

          (e) To the Seller's actual knowledge, there are no pending actions, suits, labor disputes, litigation proceedings or investigations to which the Seller is a party before any court or other governmental authority with respect to the Property or Seller except as set forth on Schedule 8 hereto.

          (f) Except as disclosed on Schedule 9 hereto, since the date the Seller acquired legal and beneficial title to the Property (i) to Seller's actual knowledge, neither Seller nor any third party has engaged in the generation, use, manufacture, refinement, production, transferring, treatment, storage or disposal of any
     Hazardous Substance (as hereinafter defined) on the Property in violation of Applicable Environmental Law (as hereinafter defined), the cost of correction or remediation of which would have a material adverse effect upon the value of the Property, and (ii) to Seller's actual knowledge, neither Seller nor any third party has received any written notice from any governmental authority having jurisdiction over the Property, nor does Seller have any knowledge, of any violation of Applicable Environmental Law or any Permit with respect to the Property which requires corrective action, the cost of which would have a material adverse effect upon the value of the Property. Disclosure of any matter on Schedule 9 hereto shall not constitute any admission by Seller that such matter was material or a violation of Applicable Environmental Law. As used in this Agreement, the term "Hazardous Substance" shall mean any substance, chemical or waste that is currently listed, defined or referred to as hazardous, toxic or dangerous or as a pollutant or contaminant under Applicable Environmental Law. As used in this Agreement, the term "Applicable Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 6901, et seq.; the Water Pollution Control Act, 33 U.S.C. 1251 et seq.; the Clean Air Act, 42 U.S.C. 7401 et seq.; and the Toxic Substances Control Act, 15 U.S.C. 2601 et seq.; as the foregoing have been amended from time to time to the date of this Agreement; and any similar federal, state and local laws, ordinances, regulations, orders, directives or requirements implementing such statutes in effect on the date hereof imposing liability or establishing standards of conduct for environmental protection or in any way related to Hazardous Substances.

          (g) There are no service contracts, union contracts, employment agreements or other agreements affecting the Property or the operation thereof, except the Contracts as defined in Section 8(c) below. All of the Contracts are and will on the Closing Date be unmodified and to Seller's actual knowledge in full force and effect without any default or claim of default by any of the parties thereto, except those Purchaser elects not to assume. To Seller's actual knowledge all sums presently due and payable by Seller under the Contracts have been fully paid and all sums which become due and payable between the date hereof and the Closing Date shall be fully paid by Seller on the Closing Date or, with respect to work being performed to implement tenant improvements, any lien that could result therefrom will have been insured against by the Title
     Company. Provided that Purchaser delivers to Seller written notice of those Contracts Purchaser shall assume at Closing, Seller hereby covenants and agrees to terminate as of the Closing Date those Contracts not being assumed by Purchaser.

          (h) The Licenses include all certificates, licenses, permits and authorizations, including those relating to any environmental matters, necessary to operate  and  occupy the Buildings  and  are  listed  on
     Schedule 11. Seller has not received any notice that any of the Permits and Licenses are subject to, or in jeopardy of, revocation or non-renewal. Seller is current in the payment of any fees required to be paid for the permits and licenses. All permits and licenses are in full force and effect.

          (i) Seller has received no written notice and has no knowledge of (i) any pending or contemplated annexation or condemnation proceedings, or private purchase in lieu thereof, affecting or which may affect the Property, or any part thereof, (ii) any proposed or pending proceeding to change or redefine the zoning classification of all or any part of the Property, (iii) any proposed or pending special assessments affecting the Property or any portion thereof and (iv) any proposed change(s) in any road or grades with respect to the roads providing a means of ingress or egress to the Property. Seller agrees to furnish Purchaser with a copy of any such notice received within two (2) days after receipt.

          (j) To Seller's actual knowledge, Seller has provided Purchaser with (x) all reports, including without limitation, the Environmental Documents, in Seller's possession or under its control related to the physical condition of the Property, and (y) all books, records, tenant data, leasing material and forms, current rent rolls, files, statements, tax returns, market studies, plans, specifications, reports, tests and other materials of any kind owned by or in the possession or control of Seller which are or may be used by Seller in the use and operation of the Property or Personal Property (collectively, and together with the Promotional Materials, the "Books and Records"). "Environmental Documents" shall mean all Phase I environmental reports in connection with the Property in the possession of Seller.

          (k) Seller has no knowledge of any violations, or of any notices, suits, investigations or judgments relating to any violations (including, without limitation, Environmental Laws), or any laws, ordinances or regulations affecting the Property, or any violations or conditions that may give rise thereto.

          (l) To the Seller's knowledge, there are no tenant improvement obligations affecting the Property on the date hereof, except for those items listed in Schedule
     12 annexed hereto and made a part hereof.
          6.1.  Survival of Representations.

          The representations and warranties of the Seller set forth in this Section 6 (i) shall be true, accurate and correct in all material respects upon the execution of this Agreement and shall be deemed to be repeated on and as of the Closing Date (except as they relate only to an earlier date), and (ii) shall remain operative and shall survive the Closing and the execution and delivery of the Deed for a period of six
     (6) months following the Closing Date and then shall expire, and no action or claim based thereon shall be commenced after such period.
          6.2.  Discovery of Untrue Representation.

          If at or prior to the Closing, (i) the Purchaser shall become aware that any of the representations or warranties made herein by the Seller is untrue, inaccurate or incorrect in any material respect and shall give the Seller notice thereof at or prior to the Closing, or (ii) the Seller shall notify the Purchaser that a representation or warranty made herein by the Seller is untrue, inaccurate or incorrect, then the Seller may, in its sole discretion, elect by notice to the Purchaser to adjourn the Closing one or more times for up to sixty (60) days in the aggregate in order to cure or correct such untrue, inaccurate or incorrect representation or warranty. If any such representation or warranty is not cured or corrected by the Seller on or before the Closing Date (whether or not the Closing is adjourned as provided above), then the Purchaser, as its sole remedy for such inability of Seller, shall elect either (i) to waive such misrepresentations or breaches of warranties and consummate the transactions contemplated hereby without any reduction of or credit against the Purchase Price, or (ii) to terminate this Agreement by notice given to Seller pursuant to the provisions of Section 14.1. In the event the Closing occurs, the Purchaser hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or under this Agreement to make a claim against the Seller for damages that the
     Purchaser may incur, or to rescind this Agreement and the transactions contemplated hereby, as the result of any of the Seller's representations or warranties being untrue, inaccurate or incorrect if the Purchaser knew that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing and the Purchaser nevertheless closes title hereunder.
          6.3.  Limited Nature of Representations.

          The Purchaser acknowledges that neither the Seller nor any of the Seller's Affiliates, nor any of their agents or representatives, nor Broker has made any representations or held out any inducements to the Purchaser other than those specifically set forth in this Section 6 and Section 11. The Purchaser acknowledges that the Seller, pursuant to the terms of this Agreement, has afforded the Purchaser the opportunity for full and complete investigations, examinations and inspections of the Property and all Property Information. The Purchaser acknowledges and agrees that (i) the Property Information delivered or made available to the

          Purchaser and the Purchaser's Representatives by the Seller or the Seller's Affiliates, or any of their agents or representatives may have been prepared by third parties and may not be the work product of the Seller and/or any of the Seller's Affiliates; (ii) Seller has advised that neither the Seller nor any of the Seller's Affiliates has made any independent investigation or verification of, or has any knowledge of, the accuracy or completeness of, the Property Information (except that Seller represents that it has provided Purchaser with true, accurate and complete copies of the Property Information in its possession or control); (iii) except as otherwise set forth herein, the Purchaser is relying solely on its own investigations, examinations and inspections of the Property and those of the Purchaser's Representatives and is not relying in any way on the Property Information furnished by the Seller or any of the Seller's Affiliates, or any of their agents or representatives; and (iv) the Seller expressly disclaims any representations or warranties with respect to the accuracy or completeness of the Property Information (except that Seller represents that it has provided Purchaser with true, accurate and complete copies of the Property Information in its possession or control), and, except as otherwise set forth herein, the Purchaser releases the Seller and the Seller's Affiliates, and their agents and representatives, from any and all liability with respect thereto. The Purchaser or anyone claiming by, through or under the Purchaser, hereby fully and irrevocably releases the Seller and the Seller's Affiliates from any and all claims that it may now have or hereafter acquire against any of the Seller or the Seller's Affiliates for any cost, loss, liability, damage, expense, action or cause of action, whether foreseen or unforeseen, arising from or related to the presence of environmentally hazardous, toxic or dangerous substances, or any other conditions (whether patent, latent or otherwise) affecting the Property, except for claims against the Seller based upon any obligations and liabilities of the Seller expressly provided in this Agreement.

     The provisions of this Section 6 shall survive the Closing.
     7.  Representations and Warranties of the Purchaser.

     The Purchaser represents and warrants to the Seller as follows:

          (a) The Purchaser is a duly formed and validly existing corporation organized under the laws of the State of Delaware, and is qualified under the laws of the State of New York to conduct business therein on the date hereof.

          (b) The Purchaser has the full, legal right, power, authority and financial ability to execute and deliver this Agreement and all documents now or hereafter to be executed by it pursuant to this Agreement (collectively, the "Purchaser's Documents"), to consummate the transactions contemplated hereby, and to perform its obligations hereunder and under the Purchaser's Documents.

          (c) This Agreement and the Purchaser's Documents do not and will not contravene any provision of the By-Laws of the Purchaser, any judgment, order, decree, writ or injunction issued against the Purchaser, or any provision of any Laws applicable to the Purchaser. The consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by the Purchaser under any agreement to which the Purchaser or any of its assets are subject or bound and will not result in a violation of any Laws applicable to the Purchaser.

          (d) There are no pending actions, suits, proceedings or investigations to which the Purchaser is a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.

     The representations and warranties of the Purchaser set forth in this Section 7 and elsewhere in this Agreement shall be true, accurate and correct in all material respects upon the execution of this Agreement, shall be deemed to be repeated on and as of the Closing Date (except as they relate only to an earlier date) and shall survive the Closing for a period of six (6) months.
     8. Documents to be Delivered by the Seller at Closing.

     At  the  Closing, the Seller shall execute,  acknowledge
and/or   deliver,  as  applicable,  the  following   to   the
Purchaser:

          (a) A bargain and sale deed with covenants against grantor's acts (the "Deed") conveying title to the Property in the form of Exhibit A annexed hereto and made a part hereof.

          (b) The Assignment and Assumption of Leases and Security Deposits in the form of Exhibit B annexed hereto and made a part hereof assigning without warranty or representation, except as set forth in this Agreement, all of the Seller's right, title and interest, if any, in and to the Leases in effect on the Closing Date, all guarantees thereof and the security deposits thereunder, if any (the "Lease Assignment").

          (c) The Assignment and Assumption of Contracts and Licenses in the form of Exhibit C annexed hereto and made a part hereof (the "Contract and LicenseAssignment") assigning without warranty or representation, except as set forth in this Agreement, all of the Seller's right, title and interest, if any, in and to (i) all of the assignable licenses, permits, certificates, approvals, authorizations and variances issued for or with respect to the Property by any governmental authority (collectively, the "Licenses"), and (ii) all assignable purchase orders, equipment leases, advertising agreements, franchise agreements, license agreements, leasing and brokerage agreements and other service contracts relating to the operation of the Property (collectively, the "Contracts") which Purchaser has elected, by written notice to Seller delivered at least five (5) days prior to the Closing, to assume.

          (d) The Assignment and Assumption of Intangible Property in the form of Exhibit D annexed hereto and made part hereof assigning without warranty or representation all of the Seller's right, title and interest, if any, in and to all intangible property owned by the Seller with respect to the operation of the Property listed on Schedule 10 annexed hereto and made a part hereof, including, without limitation, the trade name "Taxter Corporate Park" (the "Intangible Property Assignment") (the Lease Assignment, the Contract and License Assignment and the Intangible Property Assignment are herein referred to collectively as the "A & A Agreements").

          (e) Original executed counterparts of all Leases and New Leases, if any, and any amendments, guarantees and other documents relating thereto, together with a schedule of all tenant security deposits thereunder and the accrued interest on such security deposits payable to tenants which are in the possession of or received by the Seller and certified copies of such Leases where Seller, using all commercially reasonable efforts is unable to deliver originals of same.

          (f) A bill of sale in the form of Exhibit E annexed hereto and made a part hereof (the "Bill of Sale") conveying, transferring and selling to the Purchaser without warranty or representation all right, title and interest of the Seller in and to all Personal Property. The Purchaser shall indemnify the Seller for any sales tax which may be owed or claimed to be owed in connection with the conveyance of the Personal Property. Notwithstanding the foregoing, the Seller and Purchaser hereby agree that no portion of the Purchase Price is being allocated to the Personal Property.

          (g) Notices to the tenants of the Property in the form of Exhibit F annexed hereto and made a part hereof advising the tenants of the sale of the Property to the Purchaser and directing that rents and other payments thereafter be sent to the Purchaser or as the Purchaser may direct.

          (h) A certificate of each of the general partners of the Seller that the Seller and each of the general partners have taken all necessary partnership action to authorize the execution, delivery and performance of this Agreement, the consummation of the transaction contemplated hereby and the documents to be delivered hereunder.

          (i)     Executed   originals   of   all    Estoppel
     Certificates required by Section 4.3 and any other Estoppel Certificates, received by the Seller from tenants prior to the Closing Date and not previously delivered to the Purchaser.

          (j) Keys to all entrance doors to, and equipment and utility rooms located in, the Property; provided, however, if the keys are located in the Property manager's office on the Property, the keys may be delivered to Purchaser's Representative at such office.

          (k) All other original documents or instruments referred to herein, including without limitation those Contracts being assigned to Seller, and all original Licenses and Books and Records, and certified copies of same where Seller, using its best efforts, is unable to deliver originals.

          (l) To the extent in the Seller's possession or control and not located at the Buildings, plans and specifications of the Buildings.

          (m)  The Transfer Tax Returns, if any.

          (n) A "FIRPTA" affidavit sworn to by the Seller in the form of Exhibit H annexed hereto and made a part hereof. The Purchaser acknowledges and agrees that upon the Seller's delivery of such affidavit, the Purchaser shall not withhold any portion of the Purchase Price pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

          (o) The Termination, Assignment and Recognition Agreement in the form of Exhibit L attached hereto and made a part hereof (the "Termination, Assignment and Recognition Agreement") pursuant to which (i) the Overlease shall be terminated; (ii) Sublandlord's interest under the KLM Lease shall be assigned to Seller; and (iii) Seller and

          KLM shall recognize and agree that subsequent to the termination of the Overlease, the KLM Lease shall be a direct lease by and between Seller as landlord and KLM as tenant or, if Purchaser shall have waived Seller's obligation to deliver the Termination, Assignment and Recognition Agreement, an assignment of the Overlease and of all Sublandlord's rights under the KLM Lease.

          (p) An affidavit, and such other document or instruments required by the Title Company, executed by Seller to the Title Company (i) indemnifying it against any work done or supplies delivered to the Property which might be grounds for a materialman's or mechanic's lien under or pursuant to New York Law, in form sufficient to enable the Title Company to affirmatively insure Purchaser against any such lien, and (ii)
     certifying that the signatures on the Deed are sufficient to bind Seller and convey the Property to Purchaser, together with good standing certificates issued by the State of Delaware and qualification to do business certificates issued by the State of New York.

          (q) A list of security deposits and all non-cash security deposits (including letters of credit) delivered by tenants under the Leases, together with other instruments of assignment, transfer or consent as may be necessary to permit Purchaser to realize upon same.

          (r) A certificate indicating that the representations and warranties of Seller made in this Agreement are true and correct as of the Closing Date, or if there have been any changes, a description thereof.

          (s) All proper instruments as shall be reasonably required for the conveyance to Purchaser of all right, title and interest, if any, of Seller in or to any award or payment made, or to be made, (i) for any taking in condemnation, eminent domain or agreement in lieu thereof of land affecting all or any portion of the Property, (ii) for damage to the Property or any part thereof by reason of change of grade or closing of any street, road, highway or avenue adjacent to or abutting the Property, (iii) for any taking in condemnation or eminent domain of any part of the Property and (iv) as a result of any casualty to the Property.

          (t) A statement setting forth the Purchase Price with all adjustments and prorations shown thereon.

          (u) A computer diskette containing this Agreement in either WordPerfect or Microsoft Word format.

          (v) All other documents the Seller is required to deliver pursuant to the provisions of this Agreement or which may be reasonably requested by the Title Company.

          (w) A schedule of any Rents in arrears as of the Closing Date.
     9. Documents to be Delivered by the Purchaser at Closing.

     At the Closing, the Purchaser shall execute, acknowledge and/or deliver, as applicable, the following to the Seller:

          (a) The cash portion of the Purchase Price payable at the Closing pursuant to Section 2, subject to apportionments, credits and adjustments as provided in this Agreement.

          (b)  The Bill of Sale.

          (c) The Sales Tax Return, if required, together with a good, unendorsed certified or official bank check drawn on or by a Clearing House Bank payable to the order of the appropriate collection officer in the amount of the sales tax due thereon.

          (d) If the Purchaser is a corporation, (i) copies of the certificate of incorporation and by-laws of the Purchaser and of the resolutions of the board of directors of the Purchaser authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement certified as true and correct by the Secretary or Assistant Secretary of the Purchaser; (ii) a good standing certificate issued by the state of incorporation of the Purchaser, dated within thirty (30) days of the Closing Date; (iii) a qualification to do business certificate issued by the State of New York, dated within thirty (30) days of the Closing Date; and
     (iv) an incumbency certificate executed by the Secretary or Assistant Secretary of the Purchaser with respect to those officers of the Purchaser executing any documents or instruments in connection with the transactions contemplated herein.

          (e) If the Purchaser is a partnership, (i) copies of the Purchaser's partnership agreement and partnership certificate (if applicable) and, if required by law or its partnership agreement, copies of partnership resolutions and/or consents of the partners authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, all certified as true and correct by the managing general partner of the Purchaser, or in the absence thereof, then by all of the Purchaser's general partners; (ii) a legal existence certificate issued by the state of organization of the Purchaser, dated within thirty (30) days of the Closing Date; and (iii) a qualification to do business certificate issued by the State of New York, dated within thirty (30) days of the Closing Date.

          (f)   If  the  Purchaser  is  a  limited  liability
     company, (i) copies of the Purchaser's operating agreement and, if required by law or its operating agreement, copies of resolutions of the manager authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, all certified as true and correct by the manager of the Purchaser; (ii) a good standing certificate issued by the state of organization of the Purchaser, dated within thirty (30) days of the Closing Date; and (iii) a qualification to do business certificate issued by the State of New York, dated within thirty (30) days of the Closing Date.

          (g)  The A & A Agreements.

          (h)  The Transfer Tax Returns;

          (i)   The  Termination, Assignment and  Recognition
     Agreement; and

          (j) All other documents the Purchaser is required to deliver pursuant to the provisions of this Agreement.
     10. Operation of the Property prior to the Closing Date.

     Between the date hereof and the Closing Date, the Seller shall have the right to continue to operate and maintain the Property; provided, however, Seller shall continue to operate and maintain the Property in the ordinary course of business and use commercially reasonably efforts to reasonably preserve for Purchaser the relationships of Seller and Seller's tenants, suppliers, managers, employees and others having on-going relationships with the Property.
10.1.  New Leases.

          Except as hereinafter provided in this Section 10.1, the Seller may modify, extend, renew, cancel or permit the expiration of any Lease or enter into any proposed Lease of all or any portion of the Property without the Purchaser's consent; provided, however, that such Lease is on Seller's standard form with such changes as Seller deems appropriate in the exercise of its reasonable discretion. After the execution and delivery of this Agreement, the Seller shall not modify, extend, renew or cancel (subject to Section 10.2) any Lease or enter into any proposed Lease of all or any portion of the Property without the Purchaser's prior consent in each instance, which consent shall not be unreasonably withheld and shall be given or denied, with the reasons for any such denial, within seven (7) days after receipt by the Purchaser of the Seller's notice, which notice shall set forth all the details of the transaction sufficient for Purchaser to make its decision, including, without limitation, (i) the terms, plus any options, (ii) the Rents and Additional Rents, (iii) the scope and cost of tenant improvements, (iv) brokerage commissions, (v) the space being let, and (vi) a detailed summary of all New Lease Expenses, requesting the Purchaser's consent to the proposed action relating to such existing or proposed Lease. If the Purchaser fails to reply to the Seller's request for consent in a notice given within such period or if the Purchaser expressly denies its consent but fails to provide the Seller with the reasons for such denial, the Purchaser's consent shall be deemed to have been granted.
10.1.1.  New Lease Expenses.

               If  after  the  date  of this  Agreement,  the
          Seller, pursuant to Section 10.1, enters into any Leases or any extension, renewal, expansion or modification of any Leases (where such extension, renewal, expansion or modification is not provided for in such Lease), or if tenant exercises any extension, renewal, expansion or modification of any Leases (each, a "New Lease"), the Seller shall keep accurate records of all expenses (collectively, "New Lease Expenses") incurred in connection with each New Lease, including, without limitation, the following: (i) brokerage commissions and fees relating to such leasing transaction, (ii) expenses incurred for repairs, improvements, equipment, painting, decorating, partitioning and other items to satisfy the tenant's requirements with regard to such leasing transaction, (iii) reimbursements to the tenant for the cost of any of the items described in the preceding clause (ii), (iv) legal fees for services in connection with the preparation of documents and other services rendered in connection with the effectuation of the leasing transaction, (v) rent concessions relating to the demised space provided the tenant has the right to take possession of such demised space during the period of such rent concessions, and (vi) expenses incurred for the purpose of satisfying or terminating the obligations of a tenant under a New Lease to the landlord under another lease (whether or not such other lease covers space in the Property).
10.1.2.  Allocation of New Lease Expenses.

               The New Lease Expenses for each New Lease allocable to and payable by the Seller shall be determined by multiplying the amount of such New Lease Expenses by a fraction, the numerator of which shall be the number of days contained in that portion, if any, of the term of such New Lease commencing on the date on which the tenant thereunder shall have commenced to pay fixed rent ("Rent Commencement Date") and expiring on the date immediately preceding the Closing Date, and the denominator of which shall be the total number of days contained in the period commencing on the Rent Commencement Date and expiring on the date of the scheduled expiration of the term of such New Lease, without provision for any optional extensions or renewals, and the remaining balance of the New Lease Expenses for each New Lease shall be allocable to and payable by the Purchaser by addition to the Purchase Price. At the Closing, the Purchaser shall reimburse the Seller for all New Lease Expenses theretofore paid by the Seller, if any, in excess of the portion of the New Lease Expenses allocated to the Seller pursuant to the provisions of the preceding sentence. For purposes of this
          Section 10.1.2, the Rent Commencement Date under a renewal, extension, expansion or modification of a Lease shall be deemed to be (i) in the case of a renewal or extension (whether effective prior to or after the Closing, or in the form of an option exercisable in the future), the first date during such renewal or extension period after the originally scheduled expiration of the term of such Lease on which the tenant under such Lease which is renewed, extended, expanded on or modified after the date hereof commences to pay fixed rent, (ii) in the case of an expansion (whether effective prior to or after the Closing, or in the form of an option exercisable in the future), the date on which the tenant under such Lease commences to pay fixed rent for the additional space, and (iii) in the case of a modification not also involving a renewal, extension or expansion of such Lease, the effective date of such modification agreement. The provisions of this Section 10.1.2 shall survive the Closing.

10.2.  Termination of Existing Leases.

          Notwithstanding anything to the contrary contained in this Agreement, the Seller reserves the right, but is not obligated, to institute summary proceedings against any tenant or terminate any Lease as a result of a default by the tenant thereunder prior to the Closing Date with the prior written consent of Purchaser, such consent not to be unreasonably withheld or delayed; provided, however, that such consent will not be required with respect to leases with Resource Mortgage and AAT Communications. The Seller makes no representations and assumes no responsibility with respect to (i) the continued occupancy of the Property or any part thereof by any tenant and (ii) the fulfillment by any tenant of its obligations under any Lease. The removal of a tenant whether by summary proceedings or otherwise prior to the Closing Date shall not give rise to any claim on the part of the Purchaser, provided Seller has obtained Purchaser's prior written consent (as provided in the first sentence of this
     Section 10.2) for such summary proceedings or otherwise, and provided further that no such consent from Purchaser shall be required with respect to leases with Resource Mortgage and AAT Communications. Further, the Purchaser agrees that it shall not be grounds for the Purchaser's refusal to close this transaction that any tenant is a holdover tenant or in default under its Lease pursuant to any economic or non-economic terms of its Lease on the Closing Date and the Purchaser shall accept title subject to such holding over or default without credit against, or reduction of, the Purchase Price. The terms of this Section 10.2 are not applicable to the Overlease, which Purchaser recognizes shall be terminated at Closing pursuant to the Termination, Assignment and Recognition Agreement.
10.3.  Contracts.

          Except as hereinafter provided in this Section 10.3, the Seller may cancel, modify, extend, renew or permit the expiration of Contracts or enter into any new Contract without the Purchaser's prior consent but only after giving Purchaser prior notice of such cancellation, modification, extension or renewal. Any new Contracts entered into between the date of this Agreement and the expiration of the Due Diligence Period will be terminable at or prior to the Closing without charge or penalty to Purchaser. After the expiration of the Due Diligence Period, the Seller shall not modify, extend, renew or cancel (except as a result of a default by the other party thereunder or if the Purchaser has given notice pursuant to Section 6(g) that a Contract is not to be assumed) any Contracts, or enter into any new Contract without the Purchaser's prior consent in each instance, which consent shall not be unreasonably withheld or delayed, and if withheld, the Purchaser shall promptly give the Seller a notice stating the reasons therefor. If the Purchaser fails to reply within five (5) days to the Seller's request for consent in a notice given pursuant to this Section 10.3 or if the Purchaser expressly denies its consent but fails to provide the Seller with the reasons for such denial, the Purchaser's consent shall be deemed to have been granted.
10.4.  Operation and Maintenance of Property.

          The Seller covenants and agrees that between the date hereof and the Closing Date the Seller shall perform or observe the following:

               (a)  Seller shall not:

                    (i)   Enter  into any agreement requiring
               Seller to do work for any tenant after the Closing Date without first obtaining the prior written consent of Purchaser;

                    (ii)  Apply  any Security  Deposits  with
               respect to any tenant in occupancy on the Closing Date;

                    (iii)      Remove  any Personal  Property
               located in or on the Property, except as may be required for repair and replacement. All replacements shall be free and clear of liens and encumbrances and shall be of quality at least equal to the replaced items and shall be deemed included in this sale, without cost or expense to Purchaser; or

                    (iv) Cause or permit the Property, or any
               interest  therein, to be alienated, mortgaged,
               licensed,    encumbered   or   otherwise    be
               transferred.

               (b) Up to and including the Closing Date, Seller agrees to maintain and keep such hazard, liability and casualty insurance policies in full force and effect in such amounts and covering such risks sufficiently to protect the Property and to protect, to a reasonable and prudent extent, the owner of the Property, in such amounts as are required so as not to be deemed a co-insurer, and for actual replacement cost, against any loss, damage, claim or liability.

               (c) Seller shall cancel, at its sole cost and expense, those Contracts which Purchaser elects not to assume.

               (d) Seller shall permit Purchaser and its authorized representatives to inspect the Books and Records of its operations at all reasonable times. All Books and Records not conveyed to Purchaser hereunder shall be maintained for Purchaser's inspection at Seller's address as set forth above.

               (e) Seller shall promptly notify the Purchaser of, and shall also promptly deliver to the Purchaser, a certified true and complete copy of any Notice the Seller may receive, on or before the Closing Date, from any Governmental Authority, concerning a violation of Applicable Environmental Laws or discharge of Hazardous Substances.

     10.4.1. Broker.

     The Purchaser and the Seller represent and warrant to each other that Insignia/ESG, Inc. (the "Broker") is the sole broker with whom they have dealt in connection with the Property and the transactions described herein. The Seller shall be liable for, and shall indemnify the Purchaser against, all brokerage commissions or other compensation due to the Broker arising out of the transaction contemplated in this Agreement, which compensation shall be paid subject and pursuant to a separate agreement between the Seller and the Broker. Each party hereto agrees to indemnify, defend and hold the other harmless from and against any and all claims, causes of action, losses, costs, expenses, damages or liabilities, including reasonable attorneys' fees and disbursements, which the other may sustain, incur or be exposed to, by reason of any claim or claims by any broker, finder or other person, except (in the case of the Purchaser as indemnitor hereunder) the Broker, for fees, commissions or other compensation arising out of the transactions contemplated in this Agreement if such claim or claims are based in whole or in part on dealings or agreements with the indemnifying party. The obligations and representations and warranties contained in this Section 11 shall survive the termination of this Agreement and the Closing.

11.  Casualty; Condemnation.
11.1.  Damage or Destruction.

          If a "material" part (as hereinafter defined) of the Property is damaged or destroyed by fire or other casualty, the Seller shall notify the Purchaser of such fact and the Purchaser shall have the option to terminate this Agreement upon notice to the Seller given not later than ten (10) days after receipt of the Seller's notice. If (i) the Purchaser does not elect to terminate this Agreement as to the damaged Property, or
     (ii) there is damage to or destruction of an "immaterial" part ("immaterial" is herein deemed to be any damage or destruction which is not "material", as such term is hereinafter defined) of the Property, the Purchaser shall close title as provided in this Agreement and, at the Closing, the Seller shall, unless the Seller has repaired such damage or destruction prior to the Closing, (x) pay over to the Purchaser the proceeds of any insurance collected by the Seller plus any deductible less the amount of all costs incurred by the Seller in connection with the repair of such damage or destruction, and (y) assign and transfer to the Purchaser all right, title and interest of the Seller in and to any uncollected insurance proceeds which the Seller may be entitled to receive from such damage or destruction. A "material" part of the Property shall be deemed to have been damaged or destroyed if the cost of repair or replacement shall exceed $500,000.
11.2.  Condemnation.

          If, prior to the Closing Date, all or any "significant" portion (as hereinafter defined) of the Property is taken by eminent domain or condemnation (or is the subject of a pending taking which has not been consummated), the Seller shall promptly notify the Purchaser of such fact and the Purchaser shall have the option to terminate this Agreement upon notice to the Seller given not later than ten (10) days after receipt of the Seller's notice. If the Purchaser does not elect to terminate this Agreement, or if an "insignificant" portion ("insignificant" is herein deemed to be any taking which is not "significant", as such term is herein defined) of the Property is taken by eminent domain or condemnation, at the Closing the Seller shall assign and turnover, and the Purchaser shall be entitled to receive and keep, all awards or other proceeds for such taking by eminent domain or condemnation. A "significant" portion of the Property means (i) any portion of the Buildings, (ii) any portion of the parking areas, or (iii) any legally required driveway on the Land.
11.3.  Termination.

          If the Purchaser effectively terminates this Agreement pursuant to Section 12.1 or 12.2, this Agreement shall be terminated and the rights of the parties shall be the same as if notice of termination were given pursuant to Section 14.1. The provisions of this Section 12 are intended to supercede and replace any inconsistent or conflicting provisions set forth in
     Section  5-1311 of the General Obligations  Law  of  the
     State of New York.
     12.  Conditions Precedent to Closing.

12.1.  Conditions Precedent to the Purchaser's Obligations to
Perform.

          The Purchaser's obligation under this Agreement to purchase the Property is subject to the fulfillment of each of the following conditions: (i) the representations and warranties of the Seller contained herein shall be materially true, accurate and correct as of the Closing Date; (ii) the Seller shall be ready, willing and able to deliver title to the Property in accordance with the terms and conditions of this Agreement; (iii) Seller, KLM and Sublandlord shall have executed and delivered the Termination, Assignment and Recognition Agreement and (iv) the Seller shall have delivered all the documents and other items required pursuant to Section 8, and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement to be performed or complied with by the Seller at or prior to the Closing.
12.2.   Conditions Precedent to the Seller's Obligations to
Perform.

          The Seller's obligation under this Agreement to sell the Property to the Purchaser is subject to the fulfillment of each of the following conditions: (i) the representations and warranties of the Purchaser contained herein shall be materially true, accurate and correct as of the Closing Date; (ii) the Purchaser shall have delivered the funds required hereunder and all the documents to be executed by the Purchaser set forth in
     Section 9 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement to be performed or complied with by the Purchaser at or prior to the Closing; (iii) all consents and approvals of governmental authorities and parties to agreements to which the Purchaser is a party or by which the Purchaser's assets are bound that are required with respect to the consummation of the transactions contemplated by this Agreement shall have been obtained and copies thereof shall have been delivered to the Seller at or prior to the Closing; and (iv) KLM and Sublandlord shall have executed and delivered the Termination, Assignment and Recognition Agreement or Purchaser shall have waived the requirement that that Seller deliver the Termination, Assignment and Recognition Agreement at the Closing. Seller agrees to use commercially reasonable efforts to obtain the Termination, Assignment and Recognition Agreement.
12.3.    Remedies Upon Failure to Satisfy Conditions.

          In the event that any condition contained in Sections 13.1 or 13.2 is not satisfied, the party entitled to the satisfaction of such condition as a condition to its obligation to close title shall have as its sole remedy hereunder the right to elect to (i) waive such unsatisfied condition whereupon title shall close as provided in this Agreement or (ii) proceed as provided in Section 14 hereof.

13.  Remedies.
13.1.  Seller's Inability to Perform.

          If the Closing fails to occur by reason of the Seller's inability to perform its obligations under this Agreement which has not been waived pursuant to Section 13.3, then the Purchaser, as its sole remedy for such inability of the Seller, may terminate this Agreement by notice to the Seller. If the Purchaser elects to terminate this Agreement, then this Agreement shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder other than those obligations, rights and liabilities which by the terms of this Agreement expressly survive the termination of this Agreement (the "Surviving Obligations"), and except that the Purchaser shall be entitled to a return of the Deposit provided the Purchaser is not otherwise in default hereunder. Except as set forth in this Section 14.1, the Purchaser hereby expressly waives, relinquishes and releases any other right or remedy available to it at law, in equity or otherwise by reason of the Seller's inability to perform its obligations hereunder. Notwithstanding anything to the contrary herein, if the Seller's inability to perform its obligations under this Agreement is a result of any action of, or failure to act by, the Purchaser or any of the Purchaser's Representatives, the Purchaser shall not be relieved of its obligations under this Agreement and Purchaser shall not be entitled to any right or remedy provided in this Section 14.1 or elsewhere in this Agreement.
13.2.  Purchaser's Failure to Perform.

          In the event of a default hereunder by the Purchaser or if the Closing fails to occur by reason of the Purchaser's failure or refusal to perform its obligations hereunder, then the Seller may terminate this Agreement by notice to the Purchaser. If the Seller elects to terminate this Agreement, then this Agreement shall be terminated and the Seller may retain the Deposit as liquidated damages for all loss, damage and expenses suffered by the Seller, it being agreed that the Seller's damages are impossible to ascertain, and neither party shall have any further rights, obligations or liabilities hereunder, except for the Surviving Obligations. Nothing contained herein shall limit or restrict the Seller's ability to pursue any rights or remedies it may have against the Purchaser with respect to the Surviving Obligations. Except as set forth in this Section 14.2 and the Surviving Obligations, the Seller hereby expressly waives, relinquishes and releases any other right or remedy available to them at law, in equity or otherwise by reason of the Purchaser's default hereunder or the
     Purchaser's   failure   or  refusal   to   perform   its
     obligations hereunder. Notwithstanding anything to the contrary herein, if the Purchaser's default or the Purchaser's failure or refusal to perform its obligations under this Agreement is a result of any action of, or failure to act by, the Seller or any of the Seller's Affiliates, the Seller shall not be relieved of its obligations under this Agreement and the Seller shall not be entitled to any right or remedy provided in this Section 14.2 or elsewhere in this Agreement.

13.3.  Seller's Failure to Perform.

          If the Closing fails to occur by reason of the Seller's failure or refusal to perform its obligations hereunder or due to the willful breach of any representation or warranty set forth herein which has not been waived by the Purchaser, then the Purchaser, as its sole remedy hereunder, may (i) terminate this Agreement by notice to the Seller or (ii) seek specific performance from the Seller. As a condition precedent to the Purchaser exercising any right it may have to bring an action for specific performance as the result of the Seller's failure or refusal to perform their obligations hereunder, the Purchaser must commence such an action within ninety (90) days after the occurrence of such default. The Purchaser agrees that its failure to timely commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by it of its right to commence such an action. Notwithstanding anything to the contrary herein, if the Seller's failure or refusal to perform its obligations under this Agreement is a result of any action of, or failure to act by, the Purchaser or any of the Purchaser's Representatives, the Purchaser shall not be relieved of its obligations under this Agreement and Purchaser shall not be entitled to any right or remedy provided in this Section 14.3 or elsewhere in this Agreement. Notwithstanding the above provisions, in the event Seller voluntarily transfers or conveys the Property to a third-party purchaser during the pendency of this Agreement and prior to Closing, Purchaser may bring a claim against Seller for money damages, provided that such damages shall not, in any event exceed One Million Dollars ($1,000,000.00).

     14.  Escrow.

     The Escrow Agent shall hold the Downpayment and all interest accrued thereon, if any (collectively, the "Deposit") in escrow and shall dispose of the Deposit only in accordance with the provisions of that certain Escrow Agreement of even date herewith by and among the Escrow Agent, the Purchaser and the Seller relating to the Property (the "Escrow Agreement") in the form of Exhibit I hereto. Simultaneously with their execution and delivery of this Agreement, the Purchaser and the Seller shall furnish the Escrow Agent with their true Federal Taxpayer Identification Numbers so that the Escrow Agent may file appropriate income tax information returns with respect to any interest earned on or credited to the Deposit. The party entitled to the economic benefit of the Deposit shall be the party responsible for the payment of any tax due on the interest on the Downpayment.

     The provisions of the Escrow Agreement shall survive the termination of this Agreement and the Closing.
15.  Notices.

     All notices, elections, consents, approvals, demands, objections, requests or other communications which the Seller or the Purchaser may be required or desire to give pursuant to, under or by virtue of this Agreement must be in writing and (i) delivered by hand to the addresses set forth below, or (ii) (a) sent by express mail or courier (for next business day delivery), or (b) sent by certified or registered mail, return receipt requested with proper postage prepaid, addressed as follows:

     If to the Seller:

     Taxter Park Associates
     c/o Dean Witter Realty Inc.
     Two World Trade Center
     64th Floor
     New York, NY 10048
     Attention:  Robert B. Austin

          with copies to:

     Vincent M. Sacchetti, Esq.
     Bingham Dana LLP
     150 Federal Street
     Boston, Massachusetts 02110

     If to the Purchaser:

     Mack-Cali Realty Acquisition Corporation
     11 Commerce Drive
     Cranford, NJ  07016
     Attention:               Roger W. Thomas, Esq.

          with a copy to:

     Mack-Cali Realty Acquisition Corporation
     11 Commerce Drive
     Cranford, NJ  07016
     Attention:     Mitchell Hersh

          with a copy to:

     Pryor Cashman Sherman & Flynn, LLP
     410 Park Avenue
     New York, NY  10022
     Attention:  Andrew S. Levine, Esq.


     The Seller or the Purchaser may designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this Section 16. A notice or other communication sent in compliance with the provisions of this Section 16 shall be deemed given and received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above (or to such other address as such party has designated as provided above), (ii) if sent by express mail or overnight courier, on the date it is delivered to the other party, or (iii) if sent by registered or certified mail, on the third business day following the day such mailing is made.
16.  Property Information and Confidentiality.

     The Purchaser agrees that, prior to the Closing, all Property Information shall be kept strictly confidential and shall not, without the prior consent of the Seller, be disclosed by the Purchaser or the Purchaser's Representatives, in any manner whatsoever, in whole or in part, and will not be used by the Purchaser or the Purchaser's Representatives, directly or indirectly, for any purpose other than evaluating the Property. Moreover, the Purchaser agrees that, prior to the Closing, the Property Information will be transmitted only to the Purchaser's Representatives who need to know the Property Information for the purpose of evaluating the Property, and who are informed by the Purchaser of the confidential nature of the Property Information. Purchaser shall be liable for any breach of either or both of this Section 17 or Section 6.3 by Purchaser or Purchaser's Representatives. The provisions of this
Section 17 shall in no event apply to Property Information which is a matter of public record and shall not prevent the Purchaser from complying with Laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.
16.1.  Press Releases.

          The Purchaser and Seller, for the benefit of each other, hereby agree that between the date hereof and the Closing Date, they will not release or cause or permit to be released any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement or the transactions contemplated herein, without first obtaining the written consent of the other party hereto. It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Agreement with any of its attorneys, accountants, professional consultants or potential lenders, as the case may be, or prevent either party hereto from complying with Laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.
16.2.  Return of Property Information.

          In the event this Agreement is terminated, the Purchaser shall promptly deliver to the Seller a letter signed by Purchaser certifying that all commercially reasonable efforts have been made by Purchaser in connection with the return to Seller of all originals and copies of the Property Information delivered to or made by Purchaser or Purchaser's Representatives, together with all originals and copies of the Property Information then in the possession of Purchaser after having made such commercially reasonable efforts. Notwithstanding anything contained herein to the contrary, in no event shall the Purchaser be entitled to receive a return of the Downpayment or the accrued interest thereon, if any, if and when otherwise entitled thereto pursuant to this Agreement until such time as the Purchaser shall have performed the obligations contained in the preceding sentence.
16.3.  Property Information Defined.

          As used in this Agreement, the term "Property Information" shall mean (i) all information and documents in any way relating to the Property, the operation thereof or the sale thereof (including, without limitation, Leases, Contracts and Licenses and Environmental Documents) furnished by the Seller or any of the Seller's Affiliates, or their agents or representatives, including, without limitation, their contractors, engineers, attorneys, accountants, consultants, brokers or advisors, to, or otherwise made available for review by, the Purchaser or its directors, officers, employees, affiliates, partners, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers (including, without limitation, environmental engineers) and financial advisors (collectively, the "Purchaser's Representatives"), and
     (ii) all analyses, compilations, data, studies, reports or other information or documents prepared or obtained by the Purchaser or the Purchaser's Representatives containing or based, in whole or in part, on the information  or  documents described  in  the  preceding
     clause (i), or the Investigations, or otherwise reflecting their review or investigation of the Property.
16.4.  Remedies.

          In addition to any other remedies available to the Seller, the Seller shall have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against the Purchaser or the Purchaser's Representatives in order to enforce the provisions of this Section 17 and 6.3. Purchaser shall have the right to seek equitable relief, in the form of injunctive relief, in order to enforce the provisions of Section 17.1.

     The provisions of this Section 17 shall survive the termination of this Agreement and the Closing.
     17.  Access to Records.

     For a period of seven (7) years subsequent to the Closing Date at no cost and expense to Purchaser, the Seller, the Seller's Affiliates and their employees, agents and representatives shall be entitled to access during business hours to all documents, books and records given to the Purchaser by the Seller at the Closing for tax and audit purposes, regulatory compliance, and cooperation with governmental investigations upon reasonable prior notice to the Purchaser, and shall have the right, at their sole cost and expense, to make copies of such documents, books and records.
     18.  Assignments.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned by the Purchaser except to an affiliate of Purchaser (any such entity, a "Permitted Assignee"). Any other assignment or attempted assignment by Purchaser shall constitute a default by Purchaser hereunder and shall be deemed null and void and of no force and effect. No assignment of this Agreement shall relieve Purchaser from its obligations under this Agreement. For purposes of this Section 19, "affiliate" shall mean any other person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the specified person or entity. As used in this definition, "control", "controlled by" and "under common control with" shall mean the power, directly or indirectly, to direct or cause the direction of management or policies of such person (whether through ownership of securities or other partnership or ownership interests, by contract or otherwise); provided, however, that in any event, any person which owns directly, indirectly or beneficially fifty-one percent (51%) or more of the securities having voting power for the election of directors or other governing body of a corporation or fifty-one percent (51%) or more of the general partnership interests or fifty-one percent (51%) or more of the managing membership interests or other ownership interests of any other person will be deemed to control such person.
     19.  Entire Agreement, Amendments.

     All prior statements, understandings, representations and agreements between the parties, oral or written, are superseded by and merged in this Agreement, which alone fully and completely expresses the agreement between them in connection with this transaction and which is entered into after full investigation, neither party relying upon any statement, understanding, representation or agreement made by the other not embodied in this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties hereto, and without regard to or aid of canons requiring construction against the Seller or the party drafting this Agreement. This Agreement shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular, and no consent or approval required pursuant to this Agreement shall be effective, unless the same shall be in writing and signed by or on behalf of the party to be charged.
     20.  Merger.

     Except as otherwise expressly provided herein, the Purchaser's acceptance of the Deed shall be deemed a discharge of all of the obligations of the Seller hereunder and all of the Seller's representations, warranties, covenants and agreements herein shall merge in the documents and agreements executed at the Closing and shall not survive the Closing.
     21.  Limited Recourse.

     The Purchaser agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of the Seller, including, without limitation, Dean Witter Realty Inc. and the parent and affiliates of Dean Witter Realty Inc. (collectively, the "Seller's Affiliates"), arising out of or in connection with this

Agreement  or  the  transactions  contemplated  hereby.   The
Purchaser agrees to look solely to the Seller and the Seller's assets directly attributable to the Buildings for the satisfaction of the Seller's liability or obligation arising under this Agreement or the transactions contemplated hereby, or for the performance of any of the covenants, warranties or other agreements of the Seller contained herein, and further agrees not to sue or otherwise seek to enforce any personal obligation against any of the Seller's Affiliates with respect to any matters arising out of or in connection with this Agreement or the transactions contemplated hereby. The total liability of the Seller hereunder shall in no event exceed an amount equal to One Million and 00/100 Dollars ($1,000,000.00). Seller agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of the Purchaser (collectively, the "Purchaser's Affiliates"), arising out of or in connection with this Agreement or the transactions contemplated hereby. The Seller agrees to look solely to the Purchaser and the Purchaser's assets for the satisfaction of the Purchaser's liability or obligation arising under this Agreement or the transactions contemplated hereby, or for the performance of any of the covenants, warranties or other agreements of the Purchaser contained herein, and further agrees not to sue or otherwise seek to enforce any personal obligation against any of the Purchaser's Affiliates with respect to any matters arising out of or in connection with this Agreement or the transactions contemplated hereby.
     22.  Miscellaneous.

     Neither this Agreement nor any memorandum thereof shall be recorded and any attempted recordation hereof shall be void and shall constitute a default. Each of the Exhibits and Schedules referred to herein and attached hereto is incorporated herein by this reference. The caption headings in this Agreement are for convenience only and are not intended to be a part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained. If any provision of this Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Agreement and to this end the provisions of this Agreement are intended to be and shall be severable. This Agreement shall be interpreted and enforced in accordance with the laws of the State of New York without reference to principles of conflicts of laws.
     23.  Time of the Essence.

Time is of the essence with respect to this Agreement, including but not limited to the occurrence of the Closing as of the originally scheduled date.
24.  IRS Form 1099-S Designation.

     In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (i) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Exhibit K at or prior to the Closing to designate the Title Company as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (ii) to provide the Title Company with the information necessary to complete Form

1099-S; (iii) that the Title Company shall not be liable for the actions taken under this Section 25, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Title Company; and (iv) that the Title Company shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken under this Section 25, except as they may be the result of gross negligence or willful misconduct on the part of the Title Company. The Title Company shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.
25.  Attorney's Fees.

     In any event that at any time Seller or Purchaser shall institute any action or proceeding against the other relating to this Agreement or any default hereunder, then and in that event the prevailing party in such action or proceeding shall be entitled to recover from the other party its reasonable attorneys' fees which shall be deemed to have accrued on the commencement of such action or proceeding and shall be payable whether or not such action is prosecuted to judgment. The provisions of this Section 26 shall survive Closing.
26.  Counterparts.

     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.
27.  Tax Free Exchange.

     Purchaser may consummate the purchase of the Property as part of a so called like kind exchange (the "Exchange") pursuant to 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Purchaser's obligations under this Agreement; (ii) Purchaser shall effect the Exchange through an assignment of this Agreement, or its rights under this Agreement, to a qualified intermediary;
(iii) Seller shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the Exchange; and (iv) Purchaser shall pay any additional costs that would not otherwise have been incurred by Purchaser or Seller had Purchaser not consummated its purchase through the Exchange. Seller shall not by this agreement or acquiescence to the Exchange (1) have its rights under this Agreement affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to Purchaser that the Exchange in fact complies with 1031 of the Code.
28.  Termination of Overlease and Assignment of KLM Lease.
At Closing, Seller, KLM, Sublandlord and Purchaser shall execute a Termination, Assignment and

Recognition Agreement pursuant to which (i) Sublandlord and Seller shall agree to terminate the Overlease; (ii) Sublandlord shall assign without warranty or representation all of its interest in under the KLM Lease to Seller; and
(iii)  KLM,  Seller, Sublandlord and Purchaser recognize  and agree (a) that after termination of the Overlease, the KLM Lease shall be a direct lease by and between Seller and KLM; and (b) after execution and delivery of the A&A Agreements at Closing, the KLM Lease shall be a direct lease between Purchaser and KLM.
29.  Further Assurances/Partnership.
On or prior to the Date of Closing, each party to this Agreement shall, from time to time, execute, acknowledge and deliver such further instruments, and perform such additional acts, as the other party may reasonably request in order to effectuate the Closing contemplated by this Agreement. Nothing contained in this Agreement shall be deemed to create any rights or obligations of partnership, joint venture or similar association between Seller and Purchaser.

     IN   WITNESS  WHEREOF,  this  Agreement  has  been  duly
executed by the parties hereto as of the day and year first above written.

                              SELLER:

                              TAXTER PARK ASSOCIATES

                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner

                                    By:   Dean Witter  Realty
Income Properties II, Inc.
                                           managing   general
partner

                                         By:       /s/ Robert
B. Austin
                                          Name:   Robert   B.
Austin
                                        Title:     Vice
President

                              By:  Dean Witter Realty Income
Partnership III, L.P.,
                                   general partner

                                   By:  Dean Witter Realty
Income Properties III, Inc.
                                        managing general
partner

                                         By:       /s/ Robert
B. Austin
                                          Name:   Robert   B.
Austin
                                        Title:     Vice
President


                                   By:  Dean Witter Realty
Income Partnership IV,
L.P.
                                        general partner

                                   By:  Dean Witter Realty
Fourth Income Properties,
Inc.
                                   managing general partner

                                         By:       /s/ Robert
B. Austin
                                          Name:   Robert   B.
Austin
                                        Title:     Vice
President



                              PURCHASER:

                              MACK-CALI REALTY
                              ACQUISITION CORPORATION


                              By: /s/ Roger W. Thomas
                              Name: Roger W. Thomas
Title: Executive Vice President & General Counsel

                     FIRST AMENDMENT TO
                 PURCHASE AND SALE AGREEMENT

     This First Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 3, 2000 by and between Taxter Park Associates ("Seller"), DW Taxter Special Corp. ("Sublandlord") and Mack-Cali Realty Acquisition Corporation ("Purchaser").
                          RECITALS

     A. Purchaser, Sublandlord and Seller entered into a Purchase and Sale Agreement dated as of April 4, 2000 (the "Agreement"), with respect to certain property known and numbered as 555 and 565 Taxter Road, Elmsford, New York and more particularly described in the Agreement (the "Property").

     B.    The  Agreement  currently provides  that  the  Due
Diligence Period expires May 4, 2000.

     C. Purchaser and Seller wish to amend the Agreement to extend the Due Diligence Period to May 11, 2000.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Sublandlord and Seller hereby agree to amend the Agreement as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

     2.    Due  Diligence  Period.   The  first  sentence  in
Section 4 of the Agreement shall be deleted in its entirety and the following sentence shall be inserted in place thereof:

     "Notwithstanding anything to the contrary contained herein, the Purchaser shall have a thirty-seven (37) day period, commencing on April 4, 2000 and expiring on May 11, 2000 (the "Due Diligence Period") to examine title to the Property, to inspect the physical and financial condition of the Property and to review the Property Information (including, without limitation, environmental reports)."

     The parties acknowledge and agree that, notwithstanding anything to the contrary contained in the Agreement, Purchaser shall have the right to deliver a Purchaser's Termination Notice on or prior to 5:00 p.m. E.S.T. on May 11, 2000 pursuant to Section 4.2 of the Agreement. After 5:00 p.m. E.S.T. on May 11, 2000, Purchaser shall have no further right to deliver a Purchaser's Termination Notice pursuant to the provisions of Section 4.2 of the Agreement.

     3. Ratification. Purchaser, Sublandlord and Seller each hereby ratify and confirm that all of the terms and conditions of the Agreement, as modified by this Amendment, remain in full force and effect and constitute the valid and binding obligation of each party.

     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.



      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT
                           BLANK]

     IN WITNESS WHEREOF, this Amendment has been fully executed by the parties hereto as an instrument under seal as of the date first above written.


                              SELLER:

                              TAXTER PARK ASSOCIATES

                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner

                                    By:   Dean Witter  Realty
Income Properties II, Inc.,
                                           managing   general
partner


                                          By:/s/  Robert   B.
Austin
                                          Name:   Robert   B.
Austin
                                        Title: Vice
President

                              By:  Dean Witter Realty Income
Partnership III, L.P.,
                                   general partner

                                   By:  Dean Witter Realty
Income Properties III, Inc.,
                                        managing general
partner

                                          By:/s/  Robert   B.
Austin
                                          Name:   Robert   B.
Austin
                                             Title:      Vice
President

                              By:  Dean Witter Realty
Income Partnership IV, L.P.
                                   general partner

                                   By:  Dean Witter Realty
Fourth Income
Properties, Inc.,
                                        managing general
partner

                                          By:/s/  Robert   B.
Austin
                                          Name:   Robert   B.
Austin
                                        Title: Vice
President

                              SUBLANDLORD:

                              DW TAXTER SPECIAL CORP.

                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
                              Title: President


                              PURCHASER:

                              MACK-CALI REALTY
                              ACQUISITION CORPORATION


                              By:/s/ Timothy M. Jones
                              Name:Timothy M. Jones
                              Title:President

                     SECOND AMENDMENT TO
                 PURCHASE AND SALE AGREEMENT

     This Second Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 11, 2000 by and between Taxter Park Associates ("Seller"), DW Taxter Special Corp. ("Sublandlord") and Mack-Cali Realty Acquisition Corporation ("Purchaser").
                          RECITALS

     A. Purchaser, Sublandlord and Seller entered into a Purchase and Sale Agreement dated as of April 4, 2000, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of May 3, 2000 (as amended, the "Agreement"), with respect to certain property known and numbered as 555 and 565 Taxter Road, Elmsford, New York and more particularly described in the Agreement (the "Property").

     B.    The  Agreement  currently provides  that  the  Due
Diligence Period expires May 11, 2000.

     C. Purchaser and Seller wish to amend the Agreement to (i) extend the Due Diligence Period to May 17, 2000 and
(ii) provide that the Closing Date shall be May 22, 2000.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Sublandlord and Seller hereby agree to amend the Agreement as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

     2.    Due  Diligence  Period.   The  first  sentence  in
Section 4 of the Agreement shall be deleted in its entirety and the following sentence shall be inserted in place thereof:

     "Notwithstanding anything to the contrary contained herein, the Purchaser shall have a forty-three (43) day period, commencing on April 4, 2000 and expiring on May 17, 2000 (the "Due Diligence Period") to examine title to the Property, to inspect the physical and financial condition of the Property and to review the Property Information (including, without limitation, environmental reports)."

     The parties acknowledge and agree that, notwithstanding anything to the contrary contained in the Agreement, Purchaser shall have the right to deliver a Purchaser's Termination Notice on or prior to 5:00 p.m. E.S.T. on May 17, 2000 pursuant to Section 4.2 of the Agreement. After 5:00 p.m. E.S.T. on May 17, 2000, Purchaser shall have no further right to deliver a Purchaser's Termination Notice pursuant to the provisions of Section 4.2 of the Agreement.

     3. Closing Date. Section 1.2 of the Agreement shall be deleted in its entirety and the following amended Section
1.2 shall be inserted in place thereof:

          "1.2.     Closing Date.  The delivery of  the
     Deed  and  the  consummation of  the  transactions
     contemplated  by  this Agreement  (the  "Closing")
     shall  take  place at the offices of Bingham  Dana
     LLP,  399  Park Avenue, New York, New York  10022-
     4689,  at 10:00 a.m. on May 22, 2000 (the "Closing
     Date").    Provided,  however  that   Seller   and
     Purchaser  agree that they may mutually  agree  to
     conduct  the  Closing  on any mutually  acceptable
     date after May 17, 2000 (provided the Clerk of the
     County  of  Westchester, Division of Land  Records
     (the  "Recorder's Office") of Westchester  County,
     New  York is open for business), but in any  event
     prior  to  May  22,  2000.   Notwithstanding   the
     foregoing sentence, Purchaser shall have  one  (1)
     option  to  extend the Closing Date for three  (3)
     days,   provided  Purchaser  delivers  to   Seller
     written notice of its intent to exercise such option no later than May 17, 2000."

     4. Ratification. Purchaser, Sublandlord and Seller each hereby ratify and confirm that all of the terms and conditions of the Agreement, as modified by this Amendment, remain in full force and effect and constitute the valid and binding obligation of each party.

     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.



      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT
                           BLANK]

     IN WITNESS WHEREOF, this Amendment has been fully executed by the parties hereto as an instrument under seal as of the date first above written.


                              SELLER:

                              TAXTER PARK ASSOCIATES

                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner

                                    By:   Dean Witter Realty
Income Properties II, Inc.,
                                          managing   general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                             Title:     Vice
President

                              By:  Dean Witter Realty Income
Partnership III, L.P.,
                                   general partner

                                   By:  Dean Witter Realty
Income Properties III, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice
President


                              By:  Dean Witter Realty
Income Partnership IV, L.P.
                                   general partner

                                   By:  Dean Witter Realty
Fourth Income
Properties, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice
President

                              SUBLANDLORD:

                              DW TAXTER SPECIAL CORP.

                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
                              Title: President


                              PURCHASER:

                              MACK-CALI REALTY
                              ACQUISITION CORPORATION

                              By:/s/ Roger W. Thomas
                              Name: Roger W. Thomas
                                 Title:    Executive    Vice
President                     &                      General
Counsel

                     THIRD AMENDMENT TO
                 PURCHASE AND SALE AGREEMENT

     This Third Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 17, 2000 by and between Taxter Park Associates ("Seller"), DW Taxter Special Corp. ("Sublandlord") and Mack-Cali Realty Acquisition Corporation ("Purchaser").
                          RECITALS

     A. Purchaser, Sublandlord and Seller entered into a Purchase and Sale Agreement dated as of April 4, 2000, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of May 3, 2000, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of May 11, 2000 (as amended, the "Agreement"), with respect to certain property known and numbered as 555 and 565 Taxter Road, Elmsford, New York and more particularly described in the Agreement (the "Property").

     B.    The  Agreement currently provides  that  the  Due
Diligence Period expires May 17, 2000.

     C. Purchaser and Seller wish to amend the Agreement to (i) extend the Due Diligence Period to 12:00 noon on May
19, 2000, and (ii) provide that the Closing Date shall be May 25, 2000.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Sublandlord and Seller hereby agree to amend the Agreement as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

     2.    Due  Diligence  Period.  The  first  sentence  in
Section 4 of the Agreement shall be deleted in its entirety and the following sentence shall be inserted in place thereof:

     "Notwithstanding anything to the contrary contained herein, the Purchaser shall have a forty-five (45) day period, commencing on April 4, 2000 and expiring on 12:00 noon on May 19, 2000 (the "Due Diligence Period") to examine title to the Property, to inspect the physical and financial condition of the Property and to review the Property Information (including, without limitation, environmental reports)."

     The parties acknowledge and agree that, notwithstanding anything to the contrary contained in the Agreement, Purchaser shall have the right to deliver a Purchaser's Termination Notice on or prior to 12:00 (noon) E.S.T. on May 19, 2000 pursuant to Section 4.2 of the Agreement. After 12:00 (noon) E.S.T. on May 19, 2000, Purchaser shall have no further right to deliver a Purchaser's Termination Notice pursuant to the provisions of
Section 4.2 of the Agreement.

     3. Closing Date. Section 1.2 of the Agreement shall be deleted in its entirety and the following amended Section
1.2 shall be inserted in place thereof:

          "1.2.     Closing Date.  The delivery of  the
     Deed  and  the  consummation of  the  transactions
     contemplated  by  this Agreement  (the  "Closing")
     shall  take  place at the offices of Bingham  Dana
     LLP,  399  Park Avenue, New York, New York  10022-
     4689,  at 10:00 a.m. on May 25, 2000 (the "Closing
     Date").    Provided,  however  that   Seller   and
     Purchaser agree that they may mutually agree to conduct the Closing on any mutually acceptable date after May 19, 2000 (provided the Clerk of the County of Westchester, Division of Land Records
     (the  "Recorder's Office") of Westchester  County,
     New York is open for business), but in any event prior to May 25, 2000.

     4. Notices. Section 16 of the Agreement shall hereby be amended by inserting the following language at the end of
Section 16:

          "Notwithstanding   the   above    provisions,
     Seller, Sublandlord and Purchaser hereby agree that solely with respect to the transmission of Purchaser's Termination Notice pursuant to Section
     4.2 of this Agreement, Purchaser may deliver such Purchaser's Termination Notice to Seller (with a copy to Vincent M. Sacchetti, Esq.) by facsimile on or before 12:00 noon, May 19, 2000 (to be followed with original documents sent via federal express, to be received on the next business day) to the following numbers:

               Taxter Park Associates
               Attention:     Robert B. Austin
               Phone Number:  212-392-6888
               Facsimile Number:   212-392-3123

               with a copy to:

               Bingham Dana LLP
               Attention:     Vincent M. Sacchetti, Esq.
               Phone Number:  617-951-8563
               Facsimile Number:   617-951-8736"

     5. Ratification. Purchaser, Sublandlord and Seller each hereby ratify and confirm that all of the terms and conditions of the Agreement, as modified by this Amendment, remain in full force and effect and constitute the valid and binding obligation of each party.

     6. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.



      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT
                           BLANK]

     IN WITNESS WHEREOF, this Amendment has been fully executed by the parties hereto as an instrument under seal as of the date first above written.


                              SELLER:

                              TAXTER PARK ASSOCIATES

                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner

                                    By:   Dean Witter Realty
Income Properties II, Inc.,
                                          managing   general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                             Title:     Vice
President

                              By:  Dean Witter Realty Income
Partnership III, L.P.,
                                   general partner

                                   By:  Dean Witter Realty
Income Properties III, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                             Title:     Vice
President

                              By:  Dean Witter Realty
Income Partnership IV, L.P.
                                   general partner

                                   By:  Dean Witter Realty
Fourth Income
Properties, Inc.,
                                        managing general
partner


                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice
President

SUBLANDLORD:

                              DW TAXTER SPECIAL CORP.

                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
                              Title: President


                              PURCHASER:

                              MACK-CALI REALTY
                              ACQUISITION CORPORATION

                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
Title: Vice President

                     FOURTH AMENDMENT TO
                 PURCHASE AND SALE AGREEMENT

     This Fourth Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 18, 2000 by and between Taxter Park Associates ("Seller"), DW Taxter Special Corp. ("Sublandlord") and Mack-Cali Taxter Associates L.L.C., as successor by assignment from Mack-Cali Realty Acquisition Corporation ("Purchaser").
                          RECITALS

     A. Purchaser, Sublandlord and Seller entered into a Purchase and Sale Agreement dated as of April 4, 2000, as amended by the First Amendment to Purchase and Sale Agreement, dated as of May 3, 2000, as further amended by the Second Amendment to Purchase and Sale Agreement, dated as of May 11, 2000, as further amended by the Third Amendment to Purchase and Sale Agreement, dated as of May 17, 2000,and as further affected by that certain Assignment of Purchase and Sale Agreement dated as of May 17, 2000 (as amended and assigned, the "Agreement"), with respect to certain property known and numbered as 555 and 565 Taxter Road, Elmsford, New York and more particularly described in the Agreement (the "Property").

     B.   The Agreement currently provides that the Purchase
Price    is   Forty-Three   Million   and   00/100   Dollars
($43,000,000).

     C. Purchaser and Seller wish to amend the Agreement to reduce the Purchase Price to Forty-Two Million Seven
Hundred Twenty-Five and 00/100 Dollars ($42,725,000).

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree to amend the Agreement as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

     2.   Purchase Price.  The parties acknowledge and agree that
Section 2 of the Agreement is hereby amended by deleting the dollar figure of "Forty-Three Million and No/100 Dollars ($43,000,000)" and inserting in place thereof "Forty-Two
Million   Seven  Hundred  Twenty-Five  and  00/100   Dollars
($42,725,000)."

     3. Release. Purchaser hereby unconditionally releases Seller from any and all obligations solely in connection
with   certain  tenant  improvement  obligations   for   the
following tenants at the Property: (i) Nextel of New York, Inc., and (ii) Fieldworks.

     4. Ratification. Purchaser and Seller each hereby ratify and confirm that all of the terms and conditions of the Agreement, as modified by this Amendment, remain in full force and effect and constitute the valid and binding obligation of such party.

     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.

   [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT
                           BLANK]

     IN WITNESS WHEREOF, this Amendment has been fully executed by the parties hereto as an instrument under seal as of the date first above written.


                              SELLER:

                              TAXTER PARK ASSOCIATES

                              By:  Dean Witter Realty Income
                                   Partnership II, L.P.,
                                   general partner

                                    By:   Dean Witter Realty
Income Properties II, Inc.,
                                          managing   general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                             Title:     Vice
President

                              By:  Dean Witter Realty Income
Partnership III, L.P.,
                                   general partner

                                   By:  Dean Witter Realty
Income Properties III, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice
President

                              By:  Dean Witter Realty
Income Partnership IV, L.P.
                                   general partner

                                   By:  Dean Witter Realty
Fourth Income
Properties, Inc.,
                                        managing general
partner

                                          By:/s/  Robert  B.
Austin
                                          Name:  Robert   B.
Austin
                                        Title: Vice
President

                              SUBLANDLORD:

                              DW TAXTER SPECIAL CORP.


                              By:/s/ Robert B. Austin
                              Name: Robert B. Austin
                              Title:  President


                              PURCHASER:

                               MACK-CALI  TAXTER  ASSOCIATES
L.L.C.

                               By:   Grove Street Associates
of                                             Jersey   City
Limited
Partnership, its member

                                    By:   Mack-Cali Sub  IV,
Inc.,                       its                      general
partner

                                          By:/s/  Roger   W.
Thomas
                                          Name:   Roger   W.
Thomas
                                        Title: Executive
Vice
President & General
Counsel

      TERMINATION, ASSIGNMENT AND RECOGNITION AGREEMENT

     This TERMINATION, ASSIGNMENT AND RECOGNITION AGREEMENT (this "Agreement") is dated as of May ___, 2000, between Taxter Park Associates, a New York general partnership ("Taxter"), DW Taxter Special Corp., a Delaware Corporation ("DWTSC"), KLM Royal Dutch Airlines, a corporation organized under the laws of the Netherlands ("KLM"), and Mack-Cali Realty Acquisition Corporation, a Delaware corporation, or its permitted successors and assigns ("Mack-Cali").

     WHEREAS, Taxter and Mack-Cali have entered into that certain Purchase and Sale Agreement, dated as of April 4, 2000 (the "Purchase and Sale Agreement") for the real property known and numbered as 555 and 565 Taxter Road, Elmsford, New York (the "Property"); and

     WHEREAS, Taxter, as successor in interest to Dean Witter Realty, Inc., is a party to that certain Agreement Granting Lease, dated as of October 23, 1987 (the "Overlease") among Taxter, KLM, and URBCO, Inc., pursuant to which KLM was granted a leasehold interest in a portion of the Property (the "Leased Premises") more particularly described in the Overlease; and

     WHEREAS, Taxter and KLM entered into (i) that certain Lease Agreement dated February 5, 1999 (the "KLM Lease") pursuant to which KLM agreed to lease from Taxter and Taxter agreed to lease to KLM a certain portion of the Leased Premises located at the Property as more particularly described in the KLM Lease, and (ii) that certain Purchase and Sale Agreement, dated February 5, 1999, pursuant to which Taxter agreed to assume from KLM and KLM agreed to assign to Taxter the leasehold interest in certain property within the premises commonly known as 565 Taxter Road, Elmsford, New York, located in Taxter corporate park; and

     WHEREAS, Taxter and DWTSC entered into that certain Assignment and Option Agreement dated February 8, 1999, (the "Assignment and Option Agreement"), pursuant to which Taxter assigned and DWTSC assumed all of Taxter's rights and obligations under the KLM Lease; and

     WHEREAS, DWTSC acquired the tenant's interest in the Overlease from KLM pursuant to the Assignment and Option
Agreement and a certain Assignment and Assumption of Lease dated as of February 8, 1999; and

     WHEREAS, in connection with the sale of the Property to the Mack-Cali, Taxter and DWTSC wish to terminate the Overlease; and

     WHEREAS, in connection with the sale of the Property to Mack-Cali, Taxter wishes to acquire from DWTSC and DWTSC wishes to convey to Taxter its interest under the KLM Lease;
and

     WHEREAS, subsequent to the assignment of the KLM Lease and the termination of the Overlease, Taxter and KLM wish to acknowledge and agree that the KLM Lease shall be a direct lease by and between Taxter and KLM; and

     WHEREAS, subsequent to the execution and delivery of the A & A Agreements (as defined in the Purchase and Sale Agreement), pursuant to which the KLM Lease shall be assigned to and shall be assumed by Mack-Cali, at Closing (as defined in the Purchase and Sale Agreement) Taxter, KLM and Mack-Cali wish to acknowledge and agree that the KLM Lease shall be a direct lease by and between Mack-Cali, as landlord, and KLM, as tenant;

     NOW,   THEREFORE,  in  consideration  of  ten  ($10.00)
dollars and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, KLM, Mack-Cali, Taxter and DWTSC hereby agree as follows:

     1. Assignment of the KLM Lease. DWTSC hereby assigns without warranty or representation all of its interest in under the KLM Lease to Taxter.

     2. Indemnification. DWTSC hereby indemnifies and agrees to hold harmless Taxter from and against any and all claims, liabilities, losses, damages, causes of action, costs and expenses (including without limitation, court costs through all appeals and reasonable attorneys' fees and disbursements) based upon or allegedly based upon the obligations of DWTSC under the KLM Lease arising or accruing prior to the date hereof.

     3. Termination of the Overlease. Effective as of the date first above written, the Overlease is hereby terminated and of no further force or effect. DWTSC hereby surrenders any and all interest of DWTSC in the Leased Premises to Taxter.

     4.   Attornment.         (a)  Upon execution of this
          Agreement by Taxter, DWTSC, KLM and Mack-Cali, and as a result of the termination of the Overlease each party acknowledges and agrees that the KLM Lease shall be a direct lease by and between Taxter and KLM.

                         (b)    Upon  execution and delivery
          of the A&A Agreements at Closing by Taxter and Mack-Cali, the KLM Lease shall be assigned to Mack-Cali and thereafter shall be a direct lease between Mack-Cali and KLM.

     5. Counterparts. This Agreement may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.



     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT
          BLANK]

     IN WITNESS WHEREOF, the parties do hereby execute and deliver this Agreement as of the date and year first above written.


                         TAXTER PARK ASSOCIATES

                         By:  Dean Witter Realty Income
                              Partnership II, L.P.,
                              general partner

                              By:  Dean Witter Realty Income
                                   Properties II, Inc.
                                   managing general partner

                                   By:/s/ Robert B. Austin
                                   Name: Robert B. Austin
                                   Title: Vice President

                         By:  Dean Witter Realty Income
                              Partnership III, L.P.,
                              general partner

                              By:  Dean Witter Realty Income
                                   Properties III, Inc.
                                   managing general partner

                                   By:/s/ Robert B. Austin
                                   Name: Robert B. Austin
                                   Title: Vice President

                         By:  Dean Witter Realty Income
                              Partnership IV, L.P.
                              general partner

                              By:  Dean Witter Realty Fourth
                                   Income Properties, Inc.
                                   managing general partner

                                   By:/s/ Robert B. Austin
                                   Name: Robert B. Austin
                                   Title: Vice President

                         MACK-CALI REALTY
                         ACQUISITION CORPORATION:


                         By: /s/ Roger W. Thomas
                         Name: Roger W. thomas
                         Title: Executive Vice President &
General Counsel


                         DW TAXTER SPECIAL CORP.

                         By:/s/ Robert B. Austin
                         Name: Robert B. Austin
                         Title: President


                         KLM ROYAL DUTCH AIRLINES

                         By: /s/ Jan Willem A. Smeulers
                         Name: Jan Willem A. Smeulers
                         Title: Vice President, Executive
Officer
                                 North America

                    TERMINATION AGREEMENT

     This TERMINATION AGREEMENT (this "Agreement") is dated as of May ___, 2000, between Taxter Park Associates, a New York general partnership having an office c/o Dean Witter Realty Inc., Two World Trade Center, New York, New York, 64th floor 10048 ("Taxter"), DW Taxter Special Corp., a Delaware corporation having an office c/o Dean Witter Realty Inc., Two World Trade Center, New York, New York, 64th floor 10048 ("DWTSC").

     WHEREAS, Taxter and Mack-Cali Taxter Associates, L.L.C., a New York limited liability company, as assigned by Mack-Cali Realty Acquisition Corporation, a Delaware corporation, have entered into that certain Purchase and Sale Agreement, dated as of April 4, 2000, as amended (as amended and assigned, the "Purchase and Sale Agreement") for the real property known and numbered as 555 and 565 Taxter Road, Elmsford, New York (the "Property"); and

     WHEREAS, Taxter, as successor in interest to Dean Witter Realty, Inc., is a party to that certain Agreement Granting Lease, dated as of October 23, 1987; as evidenced by (i) that certain Memorandum of Agreement Granting Lease dated March 31, 1988 and recorded on December 14, 1989 in Liber 9698 cp 33, (ii) that certain Memorandum of Agreement Granting Lease by and between Taxter Park Associates (initial landlord) and KLM Royal Dutch Airlines ("KLM") (and Urbco Inc.), as tenant, dated February 8, 1999 and recorded February 11, 1999 in Liber 12226 cp 29, and (iii) as assigned by that certain Assignment and Assumption of Lease between KLM, as assignor, to DW Taxter Special Corp., as assignee, dated February 8, 1999 and recorded February 11, 1999 in Liber 12226 cp 40 (the "Overlease") among Taxter, KLM, and URBCO, Inc., pursuant to which KLM was granted a leasehold interest in a portion of the Property (the "Leased Premises") more particularly described in the Overlease; and

     WHEREAS, DWTSC acquired the tenant's interest in the Overlease from KLM pursuant to the Assignment and Option
Agreement and a certain Assignment and Assumption of Lease dated as of February 8, 1999; and

     WHEREAS, in connection with the sale of the Property to the Mack-Cali, Taxter and DWTSC wish to terminate the Overlease; and

     NOW,   THEREFORE,  in  consideration  of  ten  ($10.00)
dollars and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, Taxter and DWTSC hereby agree as follows:

     5. Termination of the Overlease. Effective as of the date first above written, the Overlease is hereby terminated and of no further force or effect. DWTSC hereby surrenders any and all interest of DWTSC in the Leased Premises to Taxter.

     2. Counterparts. This Agreement may be executed in one or more counterparts, each of which is an original, but all of which shall constitute one and the same instrument.



     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT
          BLANK]

     IN WITNESS WHEREOF, the parties do hereby execute and deliver this Agreement as of the date and year first above written.

                         TAXTER PARK ASSOCIATES

                         By:  Dean Witter Realty Income
                              Partnership II, L.P.,
                              general partner

                              By:  Dean Witter Realty Income
                                   Properties II, Inc.
                                   managing general partner

                                   By: /s/ Robert B. Austin
                                   Name:  Robert B. Austin
                                   Title:     Vice President

                         By:  Dean Witter Realty Income
                              Partnership III, L.P.,
                              general partner

                              By:  Dean Witter Realty Income
                                   Properties III, Inc.
                                   managing general partner

                                   By: /s/ Robert B. Austin
                                   Name:  Robert B. Austin
                                   Title:     Vice President

                         By:  Dean Witter Realty Income
                              Partnership IV, L.P.
                              general partner

                              By:  Dean Witter Realty Fourth
                                   Income Properties, Inc.
                                   managing general partner

                                   By: /s/ Robert B. Austin
                                   Name:  Robert B. Austin
                                   Title:     Vice President

                         DW TAXTER SPECIAL CORP.

                         By: /s/ Robert B. Austin
                         Name:  Robert B. Austin
                         Title:     President